SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

     Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                         INTELECT COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       -----------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

     Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: ____________

(2) Aggregate number of securities to which transaction applies: _______________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: ________________________________

(4) Proposed maximum aggregate value of transaction: ___________________________

(5) Total fee paid: ____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ____________________________________________________

(2) Form, Schedule or Registration Statement No.: ______________________________

(3) Filing Party: ______________________________________________________________

(4) Date Filed: ________________________________________________________________

                         INTELECT COMMUNICATIONS, INC.

         To the Stockholders of Intelect Communications, Inc.:

              You are requested to vote on the matters being presented for action at the 1999 Annual Meeting of Stockholders of Intelect Communications, Inc. Our meeting is called for June 18, 1999 at the Company's offices located at 1240 East
         Campbell Road, Richardson, Texas 75081.

              The attached Notice of Annual Meeting and Proxy Statement describe the business of the meeting. There will also be a review of the Company's progress and plans. Directors and officers of the Company will be present to respond to shareholder inquiries.

              We cordially invite you to attend the meeting. Whether or not you plan to attend the meeting, please sign, date, and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

              Thank you for your time and consideration to respond to this request.

                                          Sincerely,
                                          /s/  Herman M. Frietsch
                                          Herman M. Frietsch
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

         Enclosures
         April   , 1999

                         INTELECT COMMUNICATIONS, INC.

                                 NOTICE OF THE
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 18, 1999

To the Stockholders of Intelect Communications, Inc.

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Intelect Communications, Inc. (the "Company") will be held on June 18, 1999, at 1:30 p.m. at the Company's offices located at 1240 East Campbell Road, Richardson, Texas 75081 (the "Meeting") for the purpose of considering and voting upon the following matters:

     1.  To elect one (1) director of the Company;

     2. To approve an amendment to increase the number of shares reserved for issuance under the Company's Stock Incentive Plan

     3.  To approve a Non-Employee Directors' Stock Plan;

     4. To consider and act upon a proposal to approve the appointment of Grant Thornton LLP as independent auditor of the Company for 1999;

     5. To consider and vote upon a proposal to approve the issuance of the Common Stock issuable upon conversion of the Company's Series E Convertible Preferred Stock, $0.01 par value per share (the "Series E Preferred Stock") and the shares issuable upon exercise related warrants; and

     6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed the close of business on April 20, 1999 as the record date for the meeting, and only holders of Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          EDWIN J. DUCAYET, JR.,
                                          ASSISTANT SECRETARY

Richardson, Texas
April   , 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                         INTELECT COMMUNICATIONS, INC.
                              1100 EXECUTIVE DRIVE
                            RICHARDSON, TEXAS 75081

                                PROXY STATEMENT

              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 JUNE 18, 1999

     This Proxy Statement accompanies the Notice (the "Notice") of the Annual Meeting of Stockholders of Intelect Communications, Inc. (the "Company") and is furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") and at any and all adjournments of such Meeting. The Meeting is to be held on June 18, 1999, at the Company's offices located at 1240 East Campbell Road, Richardson, Texas 75081 at 1:30 p.m.

     The Company's Annual Report on Form 10-K for the year ended December 31, 1998 is being mailed to stockholders with the mailing of the Notice of Meeting and Proxy Statement. The Notice of Meeting, this Proxy Statement, the Annual Report, and the enclosed proxy are being first mailed to stockholders on or
about April   , 1999.

EXERCISE OF DISCRETION BY PROXIES

     Each properly executed proxy received at or before the Meeting on June 18, 1999 or any adjournments thereof will be voted at the meeting as specified therein. A proxy may be revoked at any time prior to its exercise by delivering written notice of its revocation to the Secretary of the Company, by a later dated proxy, or by attending the Meeting and voting in person. If a stockholder does not specify otherwise, the shares represented by proxy will be voted as recommended by the Board of Directors. Thus, if no directions are given, the proxy will be voted for: (1) the election of management's nominee as director;
(2) an amendment to the Company's Stock Incentive Plan to increase the number of shares reserved for issuance under the plan; (3) approval of the Non-Employee Directors' Stock Plan, (4) the appointment of Grant Thornton LLP as auditor of the company for 1999; and (5) the approval of the issuance of the Common Stock issuable upon conversion of the Company's Series E Convertible Preferred Stock, $0.01 par value per share (the "Series E Preferred Stock") and the shares issuable upon exercise of related warrants.

     The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice and with respect to other matters which are appropriately brought before the Meeting. Except as disclosed herein, at the date hereof, the management of the Company knows of no such amendments, variations or other matters.

     The expense of this proxy solicitation, including the cost of preparing and mailing the Proxy Statement and the proxy, will be paid by the Company. Such expense may also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of the Company's Common Stock. The Company expects to solicit proxies primarily by mail, but directors, officers, employees, and agents of the Company may also solicit proxies in person or by telephone or by other electronic means. In addition, the Company has retained Regan & Associates to assist in the solicitation of proxies for which the Company will pay an estimated $10,000 in fees, plus expenses and disbursements. The Proxy Statement and the accompanying proxy were first mailed to stockholders on or about April
  , 1999.

VOTING SHARES, QUORUM AND VOTES REQUIRED

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Proposals to be voted on at the Meeting require the affirmative vote of a majority of the voting power present and entitled to vote at the meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the meeting. Abstentions and broker non-votes (as hereafter defined) will be counted as present by the election inspectors for the purpose of determining the presence of a quorum. For the purpose of computing the vote required for approval of matters to be voted on at the Meeting, the election inspectors will treat shares held by a stockholder who abstains from voting as being "present" and "entitled to vote"on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter, and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of the Company's Common Stock represented at the Meeting in person or by proxy by a broker or nominee, where such broker or nominee does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote. Under the rules of the National Association of Securities Dealers, generally, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

     A stockholder may, with respect to the election of directors: (i) vote for the election of the nominee named herein; or (ii) withhold authority to vote for such nominee. A stockholder may, with respect to each other matter to be voted upon: (i) vote for the matter; (ii) vote against the matter; or (iii) abstain from voting on the matter.

     Only holders of the Company's Common Stock of record at the close of business on April 20, 1999, will be entitled to receive notice of and to vote at the Meeting. The Company had 37,524,584 shares of Common Stock outstanding on the record date which are entitled to vote, and each such share is entitled to one vote.

                       PROPOSAL 1:  ELECTION OF DIRECTOR

     The Company currently has five director seats, one of which is currently vacant. Pursuant to the Company's By-Laws, the Board of Directors intends to fill that vacancy when a suitable candidate is located. The Board of Directors is grouped into three classes. In accordance with the Company's Restated By-Laws and its Amended and Restated Certificate of Incorporation, the directors are elected for staggered three year terms. One of three classes is elected each year to succeed the directors whose terms are expiring. At this Meeting, the term of one of the director seats, that of Anton von Liechtenstein, expires. The director nominated for election at this Meeting would hold office for a three year term expiring in 2002. Other directors are not up for election this year and will continue in office for the remainder of their terms.

DIRECTOR NOMINATED THIS YEAR FOR TERM EXPIRING IN 2002.

     PRINZ ANTON VON AND ZU LIECHTENSTEIN, 58, is a private investor and has been so for the past five years; Director of the Company and the Company's predecessor Intelect Communications Systems Limited ("Intelect (Bermuda)") since 1980; First Managing Director of Intelect (Bermuda); Chairman of the Stock Option Committee.

     The Board of Directors recommends a vote FOR this nominee, and unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominee. Proxies may not be voted for a greater number of persons than the one nominee named. Although the Board of Directors of the Company does not contemplate that the nominee will be unable to serve, if such a situation exists prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

DIRECTORS UP FOR ELECTION IN 2000.

     HERMAN M. FRIETSCH, 59, Chairman of the Board of the Company and Intelect (Bermuda) since 1989; Chief Executive Officer since February 1997; Director since 1988; Executive Chairman from October 1995 to February 1997; Mr. Frietsch also serves as Chairman of the Compensation Committee.

     PHILIP P. SUDAN, JR., 48, is a partner with Ryan & Sudan, L.L.P. and has been so for the past five years. Mr. Sudan has been a director of the Company and Intelect (Bermuda) since February 1997. Mr. Sudan is Chairman of the Audit Committee, and is also a member of the Stock Option Committee and the Compensation Committee.

DIRECTORS UP FOR ELECTION IN 2001.

     ROBERT E. GARRISON II, 57, is President and Chief Executive Officer of Pinnacle Global Group, Inc., a publicly traded financial services company since January 1999. Mr. Garrison served as Executive Vice President of Investment Banking with Harris, Webb & Garrison, Inc., a regional investment banking and brokerage firm, from February 1994 to January, 1999, at which time Harris, Webb & Garrison became part of Pinnacle Global Group, Inc. Mr. Garrison also served as the Chairman and Chief Executive Officer of Pinnacle Management & Trust Company, a state chartered independent trust company, from June 1994 to January, 1999, at which time Pinnacle Management & Trust Company became part of Pinnacle Global Group, Inc. From October 1992 to February 1994, Mr. Garrison served as Chief Executive Officer of Health Care Capital Group, Inc., a regional investment bank focusing on the health care industry. From 1991 until October 1992, Mr. Garrison served as Chairman and Chief Executive Officer of Med Center Bank & Trust Company, an independent bank located in Houston, Texas. Mr. Garrison serves on the Board of Directors of Pinnacle Global Group, Inc. Mr. Garrison has been a director of the Company and Intelect (Bermuda) since July 1997 and serves as a member of the Audit Committee and the Stock Option Committee.

     For information relating to Common Stock owned by each of the directors, see "Security Ownership of Certain Beneficial Owners and Management."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 20, 1999 unless otherwise noted, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director and nominee for director; (iii) each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below; and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the information included below is based upon the Company's stock transfer records as maintained by the Company's stock transfer agent.

     The number of shares of Common Stock beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 20, 1999 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute admission of beneficial ownership of those shares.

          NAME AND ADDRESS              AMOUNT AND NATURE OF
         OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP    PERCENT OF CLASS
-------------------------------------   --------------------    ----------------
Herman M. Frietsch...................           867,503(1)          2.29%
Peter E. Ianace......................           218,095(2)          *
R. Eugene Helms......................           155,000(3)          *
Edwin J. Ducayet, Jr. ...............           122,337(4)          *
Anton Liechtenstein..................           402,400(5)          1.07%
Philip P. Sudan, Jr. ................           298,155(6)          *
Robert E. Garrison II................           150,000(7)          *
The Coastal Corporation Second
  Pension Trust(11)..................         5,217,667(8)         12.51%
SJMB, L.P. (12)......................         4,383,741(9)         10.46%
All Directors and Executive Officers
as a group (7 persons)...............         2,213,490(10)         5.90%

                                                   (FOOTNOTES ON FOLLOWING PAGE)

------------

  *  Indicates holdings of less than one percent.

 (1) Includes 306,666 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 19, 1999. Includes 50,617 shares which assumes the conversion of outstanding principal and interest of a loan made by Mr. Frietsch to the Company at a price of $2.00 per share. See "Certain Transactions". Includes 6,000 shares owned beneficially by Mr. Frietsch's spouse as to which he disclaims beneficial ownership.

 (2) Includes 210,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 19, 1999.

 (3) Includes 140,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 19, 1999.

 (4) Includes 99,999 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 19, 1999.

 (5) Includes 125,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 19, 1999. Does not include shares of stock issuable in payment of director's fees pursuant to Proposal 2 hereof.

 (6) Includes 120,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 19, 1999. Includes 78,155 shares which assumes the conversion of outstanding principal and interest of a loan made by Mr. Sudan to the Company at a price of $2.00 per share. See "Certain Transactions". Does not include shares of stock that may become issuable in payment of director's fees pursuant to Proposal 2 hereof, if such proposal is approved.

 (7) Represents 150,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 19, 1999. Does not include shares of stock that may become issuable in payment of director's fees pursuant to Proposal 2 hereof, if such proposal is approved.

 (8) Based solely upon information supplied to the Company on March 31, 1999 by The Coastal Corporation Second Pension Trust, includes 3,719,409 shares of Common Stock issuable upon exercise of the Company's Series A Preferred Stock and 450,000 shares issuable upon conversion of a currently exercisable warrant. See "Certain Transactions."

 (9) Includes (i) 956,740 shares of common stock issuable upon conversion of convertible debt as of June 19, 1999, (ii) 3,002,001 shares of Common Stock issuable upon exercise of warrants, which represents 1,200,000 shares issuable upon exercise of warrants issued on April 2, 1998 and an additional 1,802,001 shares pursuant to anti-dilution provisions of such warrant as of November 10, 1998 and (iii) 425,000 shares issuable upon conversion of that certain warrant dated January 13, 1999. Except as set forth herein, does not include any additional shares which may be acquired pursuant to anti-dilution provisions in the warrants.

(10) Includes 1,151,665 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 19, 1998. Does not include shares of stock that may become issuable in payment of director's fees pursuant to Proposal 2 hereof, if such proposal is approved.

(11) The principal address of the Coastal Corporation Second Pension Trust is Nine Greenway Plaza, Houston, Texas 77046.

(12) The general partner of SJMB, L.P., is SJMB, L.L.C. The directors of SJMB, L.L.C. are Charles E. Underbrink, John L. Thompson, Alan D. Feinsilver, Titus H. Harris, Jr. and Edward R. Naumes. The principal address of SJMB, L.P. is 777 Post Oak Blvd., Suite 950, Houston, Texas 77056.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

     Information regarding the Company's executive officers is set forth below. The executive officers of the Company are elected by the Board of Directors.

                                  OFFICE AND EMPLOYMENT DURING LAST
          NAME              AGE              FIVE YEARS
-------------------------   -----------------------------------------
Herman M. Frietsch.......    59 Chairman of the Board since 1989;
                                Chief Executive Officer since
                                February 1997; Director since 1988;
                                Executive Chairman from October 1995
                                to February 1997.
Peter E. Ianace..........    50 Resigned from all positions with the
                                Company and its subsidiaries
                                effective March 12, 1999. Immediately
                                prior to his resignation, Mr. Ianace
                                served as Executive Vice President
                                since June 1998; Vice President,
                                Sales and Marketing from February
                                1997 to June 1998, Vice President,
                                Marketing and Distribution from June
                                1996 to February 1997; President of
                                Intelect Network Technologies Company
                                (a subsidiary of the Company) since
                                November 1993; Chief Executive
                                Officer of Intelect Network
                                Technologies Company since July 1995.
R. Eugene Helms..........    48 Vice President, Chief Technology
                                Officer since June 1996; President
                                and Chief Executive Officer of DNA
                                Enterprises, Inc. (a subsidiary of
                                the Company) since April 1996;
                                President and Owner of TeleSolutions
                                Inc., a consulting firm, since
                                January 1990; Vice President,
                                Engineering of Mizar, Inc., a DSP
                                products manufacturer, from March
                                1994 to October 1995.
Edwin J. Ducayet, Jr.....    59 Vice President and Chief Financial
                                Officer since February 1997; Vice
                                President and Chief Financial Officer
                                of Intelect Network Technologies
                                Company since December 1991.

                          BOARD AND COMMITTEE MEETINGS

     The business of the Company is managed under the direction of the Board of Directors. Robert Garrison was re-elected as a director by the shareholders at the Company's 1998 Annual Shareholders' Meeting. The remaining current directors were elected by the unanimous written consent of the sole shareholder of the Company on October 13, 1997. Upon consummation of the reorganization of Intelect (Bermuda) on December 4, 1997, the Company became a publicly traded company. Directors will serve for the remainder of their respective terms or until their successors are elected. The Directors frequently discuss and informally review significant developments affecting the Company and act on matters requiring Board approval. It also holds special meetings and acts by written consent. The Board of Directors held 10 formal meetings during 1998. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors during the period for which he was a director and the total number of meetings held by all committees of the Board of Directors on which the director served during the period he served.

     The Company's Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Stock Option Committee.

     The Audit Committee is responsible for approving the scope of the annual audit and for making recommendations to the Board of Directors concerning the selection of the Company's independent accountants. The Audit Committee also reports to the Board of Directors concerning the Company's internal accounting controls, factors that may affect the integrity of the Company's financial reports, compliance by the Company's management and employees with Company policies, and other matters. The members of the Audit Committee are Mr. Garrison and Mr. Sudan. The Audit Committee met 8 times during 1998.

     The Compensation Committee is responsible for determining the compensation of the Company's senior management and establishing compensation policies for the Company's employees generally. The members of the Compensation Committee are Mr. Frietsch and Mr. Sudan. The Compensation Committee met 9 times during 1998. See "Compensation Committee Report on Executive Compensation" below.

     The Stock Option Committee is responsible for administering the Company's stock option plans. The members of the committee are Messrs. Garrison, Liechtenstein and Sudan. Meetings of the Stock Option Committee generally are adjunct to meetings of the Board. Actions of the Stock Option Committee are formalized by documentation signed by all members. The Stock Option Committee met 12 times during 1998.

     The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Currently, employee directors receive no compensation for their services as directors, however, each non-employee, outside director is entitled to receive a cash fee of $1,000 per month for service as a director, and members of the Audit, Compensation, and the Stock Option Committees each are entitled to receive a cash fee of up to $1,000 per month for work on each committee. The outside directors have elected to defer the receipt of fees earned during 1997, 1998 and the first quarter of 1999 in a non-qualified, unfunded, deferred compensation arrangement. Such amounts are payable by issuance of shares of Common Stock at the market price in a one time payment for all fees accrued and payable as of March 31, 1998. All subsequent fees are payable in cash or in Common Stock, at the election of the director at the beginning of each year. See "Non-Employee Directors Stock Plan," below. Non-employee, outside directors also may receive grants of stock options in the discretion of the Board.

     For a discussion of certain transactions between the Company and certain directors and their affiliates, see "Certain Transactions."

COMPENSATION OF EXECUTIVE OFFICERS

  SUMMARY COMPENSATION TABLE

     The following table summarizes the annual and long-term compensation paid to Herman M. Frietsch, Chief Executive Officer of the Company, and the other executive officers who have earned more than $100,000 in salary and bonus during the last three completed fiscal years ended December 31, 1998 (the Chief Executive Officer and such other executive officers are hereinafter referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                                                             ------------
                                               ANNUAL COMPENSATION               OTHER        SECURITIES
                                        ---------------------------------        ANNUAL       UNDERLYING       ALL OTHER
                                        FISCAL                                  COMPEN-        OPTIONS/         COMPEN-
    NAME AND PRINCIPAL POSITIONS         YEAR     SALARY ($)    BONUS ($)      SATION ($)      SARS (#)        SATION ($)
-------------------------------------   ------    ----------    ---------      ----------    ------------      ----------
Herman M. Frietsch...................     1998      250,000        --               587         660,000(1)        3,742(6)
  Chairman and Chief                      1997      250,000        --               360         250,000(2)        3,736
  Executive Officer of the                1996      250,000        --             --             50,000(2)        --
  Company
Peter E. Ianace......................     1998      240,000        --             --            320,000(3)        4,965(7)
  Former Vice President of the            1997      240,000       17,009            748          50,000(2)        5,122
  Company; Former President               1996      240,000        --             --             --               4,750
  and CEO of Intelect Network
  Technologies Company
R. Eugene Helms......................     1998      210,000             (10)      --            350,000(4)        4,000(8)
  Vice President of the                   1997      180,000       66,000          --            150,000(11)       4,000
  Company; President and
  CEO of DNA Enterprises                  1996      131,538       56,725          6,577         100,000(2)        2,250
Edwin J. Ducayet, Jr.................     1998      150,000        --               934          55,000(5)        4,483(9)
  Vice President, CFO,                    1997      138,740        --               530         100,000           3,851
  Treasurer and Assistant
  Secretary of the Company

------------

 (1) Includes options covering 230,000 shares which were granted in 1998, of which options covering 180,000 shares do not vest and are therefore not exercisable until August 2008. Also, includes 430,000 shares underlying options granted in replacement of, and upon surrender of, an equal number of options previously granted, due to an option repricing transaction in September of 1998. See "Options/SAR Grants in Last Fiscal Year" table and notes thereto.

 (2) These options were surrendered and replaced in a repricing transaction in 1998. See notes (1), (3) and (5).

 (3) Includes options covering 160,000 shares which were granted in 1998 which do not vest and are therefore not exercisable until August 2008. Under the terms of the Company's Stock Incentive Plan, Mr. Ianace is entitled to excise options granted to him only for up to one year after his termination which occurred effective March 12, 1999. Also, includes 160,000 shares underlying options granted in replacement of, and upon surrender of, an equal number of options previously granted, due to an option repricing transaction in September of 1998. See "Options/SAR Grants in Last Fiscal Year" table and notes thereto.

 (4) Includes options covering 125,000 shares which were granted in 1998, of which options covering 90,000 shares do not vest and therefore not exercisable until August 2008. Also, includes 225,000 shares underlying options granted in replacement of, and upon surrender of, an equal number of options previously granted, due to an option repricing transaction in September of 1998. See "Options/SAR Grants in Last Fiscal Year" table and notes thereto. Also includes 90,000 shares

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)
     underlying options with performance requirements which were not achieved in 1998. As a result, such options will not be exercisable until August 2008.

 (5) Includes options covering 45,000 shares which were granted in 1998, of which options covering 20,000 shares are not exercisable until August 2008. Also, includes 55,000 shares underlying options granted in replacement of, and upon surrender of, an equal number of options previously granted, due to an option repricing transaction in September of 1998. See "Options/SAR Grants in Last Fiscal Year" table and notes thereto. Also includes 20,000 shares underlying options with performance requirements which were not achieved in 1998. As a result, such options will not be exercisable until August 2008.

 (6) Consists of matching contributions to 401(k) defined contribution plan in the amount of $3,161, and insurance premiums for term life insurance in the amount of $581.

 (7) Consists of matching contributions to 401(k) defined contribution plan in the amount of $4,965.

 (8) Consists of matching contributions to 401(k) defined contribution plan in the amount of $4,000.

 (9) Consists of matching contributions to 401(k) defined contribution plan in the amount of $4,483.

(10) Mr. Helms is due to receive a bonus for 1998, the amount of which has yet to be determined.

(11) 50,000 of these options were surrendered and replaced in a repricing transaction in 1998. See note (4)

     The following table sets forth stock options granted in 1998 to each of the Named Executive Officers. The table also sets forth the hypothetical gains that would exist for the options at the end of their ten-year terms at assumed compound rates of stock appreciation of 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                                                                 POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                        NUMBER OF     % OF TOTAL                                   ANNUAL RATES OF
                                        SECURITIES     OPTIONS/                                      STOCK PRICE
                                        UNDERLYING       SARS                                      APPRECIATION FOR
                                         OPTIONS      GRANTED TO      EXERCISE                     OPTION TERMS(1)
         NAME AND PRINCIPAL               /SARS        EMPLOYEES       PRICE       EXPIRATION    --------------------
              POSITIONS                 GRANTED(#)      IN 1998      ($/SHARE)        DATE         5%($)     10%($)
-------------------------------------   ----------    -----------    ----------    -----------   ---------  ---------
Herman M. Frietsch...................     130,000(2)      3.7%           N/A          N/A           N/A        N/A
Chairman and Chief                        300,000(3)      8.6%          2.00          9/2/08       377,340    956,220
Executive Officer of                       50,000(4)      1.4%          2.00          9/2/08        62,890    159,370
the Company                                40,000(5)      1.2%          2.00          9/2/08        50,312    127,496
                                           40,000(5)      1.2%          2.00          9/2/08        50,312    127,496
                                          100,000(6)      2.9%          2.00          9/2/08       125,780    318,740
Peter E. Ianace......................     110,000(2)      3.2%           N/A          N/A           N/A        N/A
Former Vice President                      50,000(7)      1.4%          2.00          9/2/08        62,890    159,370
of the Company; Former                     50,000(5)      1.4%          2.00          9/2/08        62,890    159,370
President and CEO                          60,000(5)      1.7%          2.00          9/2/08        75,468    191,244
of Intelect Network                        50,000(6)      1.4%          2.00          9/2/08        62,890    159,370
Technologies Company
R. Eugene Helms......................      75,000(2)      2.2%           N/A          N/A           N/A        N/A
Vice President of the                     150,000(8)      4.3%          2.00          9/2/08       188,570    478,110
Company; President and                     35,000(5)      1.0%          2.00          9/2/08        44,023    111,559
CEO of DNA                                 40,000(5)      1.2%          2.00          9/2/08        50,312    127,496
Enterprises                                50,000(6)      1.4%          2.00          9/2/08        62,890    159,370
Edwin J. Ducayet, Jr. ...............      45,000(2)      1.3%           N/A          N/A           N/A        N/A
Vice President, CFO,                       10,000(9)      0.3%          2.00          9/2/08        12,578     31,874
Treasurer and Assistant                    25,000(10)     0.7%          2.00          9/2/08        31,445     79,685
Secretary of the                           10,000(5)      0.3%          2.00          9/2/08        12,578     31,874
Company                                    10,000(5)      0.3%          2.00          9/2/08        12,578     31,874

                                                   (FOOTNOTES ON FOLLOWING PAGE)

------------

 (1) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options, if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the option holders' continued employment through the option period, and the date on which the options are exercised. These amounts are not intended to forecast possible future appreciation, if any, of the Company's stock price.

 (2) Options granted on January 29, 1998 and subsequently surrendered in exchange for new options pursuant to the September 1998 option repricing. Accordingly, these options are no longer outstanding.

 (3) Includes three repriced options granted on September 3, 1998, replacing surrendered options that had originally been granted on April 15, 1996, May 2, 1997 and August 22, 1997. These options vest at a rate of one third of each option on each anniversary of the date of the grant, such that the options will be fully exercisable on September 3, 2001. For example, assuming an option to purchase 30,000 shares granted on September 3, 1998, 10,000 shares would vest on September 3, 1999, 10,000 shares would vest on September 3, 2000 and 10,000 shares would vest on September 3, 2001.

 (4) Repriced option granted on September 3, 1998, replaced surrendered option which was originally granted on January 29, 1998, which vested one third in February 1999, and will vest one third in February 2000 and one third in February 2001.

 (5) Repriced option granted on September 3, 1998, replaced surrendered option which was originally granted on January 29, 1998. This option vests in August, 2008, due to unmet performance vesting requirements.

 (6) This option vests in August, 2008, due to unmet performance vesting requirements.

 (7) Repriced option granted on September 3, 1998, replaced surrendered option which was originally granted on August 22, 1997. This option vests at a rate of one third on each anniversary of the date of the grant (September 3, 1998).

 (8) Includes two repriced options granted on September 3, 1998, replacing surrendered options that had originally been granted on April 1, 1996 and August 22, 1997. These options vest at a rate of one third on each anniversary of the date of the grant (September 3, 1998).

 (9) Repriced option granted on September 3, 1998, replaced surrendered option which was originally granted on September 10, 1996. This option vests at a rate of one third on each anniversary of the date of the grant (September 3, 1998).

(10) Repriced option granted on September 3, 1998, replaced surrendered option which was originally granted on August 22, 1997. Vesting of option was based on timely completion of 1997 financial audits, which performance objective was met. As a result, the option vests one third per year beginning March 31, 1999.

     The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in 1998 by the Named Executive Officers. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 1998 and the aggregate gains that would have been realized had these options been exercised on December 31, 1998, even though these options were not exercised, and the unexercisable options could not have been exercised, on December 31, 1998.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                                          VALUE OF
                                                                                                        UNEXERCISED
                                                                                                        IN-THE-MONEY
                                                                           NUMBER OF SECURITIES           OPTIONS/
                                                                          UNDERLYING UNEXERCISED          SARS AT
                                          NUMBER OF                       OPTIONS/SARS AT FISCAL           FISCAL
                                        COMMON STOCK       VALUE               YEAR-END (#)             YEAR-END(1)($)
                                         ACQUIRED ON     REALIZED     ------------------------------    ------------
                NAME                    EXERCISE (#)        ($)       EXERCISABLE     UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
-------------------------------------   -------------    ---------    ------------    --------------    ------------ --------------
Herman M. Frietsch...................      100,000         100,000       306,666          513,334           --           --
Peter E. Ianace......................       --              --           210,000          350,000           --           --
R. Eugene Helms......................       --              --           140,000          235,000           --           --
Edwin J. Ducayet, Jr. ...............       --              --            99,999           80,001           --           --

------------

(1) Market value of shares covered by in-the-money options on December 31, 1998, less the option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

                                OPTION REPRICING

     The following table sets forth information concerning all repricings of options held by executive officers of the Company since the Company became subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All such repricings were effected by the grant of replacement options in exchange for the surrender of existing options for the same number of underlying shares.

                                                                                   EXERCISE                     LENGTH OF
                                                   NUMBER OF                       PRICE AT                      ORIGINAL
                                                  SECURITIES     MARKET PRICE       TIME OF                    OPTION TERM
                                                  UNDERLYING      OF STOCK AT      REPRICING                   REMAINING AT
                                                    OPTIONS         TIME OF           OR            NEW          DATE OF
                                                  REPRICED OR      REPRICING       AMENDMENT     EXERCISE      REPRICING OR
                NAME                     DATE      AMENDMENT           $               $           PRICE        AMENDMENT
-------------------------------------   -------   -----------    -------------    -----------    ---------    --------------
Herman M. Frietsch...................   9/3/98       50,000           1.97            6.50          2.00         7.6 years
                                        9/3/98      200,000           1.97            4.00          2.00         8.7 years
                                        9/3/98       50,000           1.97            6.25          2.00           9 years
                                        9/3/98       50,000           1.97            5.50          2.00         9.4 years
                                        9/3/98       40,000           1.97            5.50          2.00         9.4 years
                                        9/3/98       40,000           1.97            5.50          2.00         9.4 years
Peter E. Ianace......................   9/3/98       50,000           1.97            6.25          2.00           9 years
                                        9/3/98       50,000           1.97            5.00          2.00         9.4 years
                                        9/3/98       60,000           1.97            5.00          2.00         9.4 years
R. Eugene Helms......................   9/3/98      100,000           1.97            5.31          2.00         7.6 years
                                        9/3/98       50,000           1.97            6.25          2.00           9 years
                                        9/3/98       35,000           1.97            5.00          2.00         9.4 years
                                        9/3/98       40,000           1.97            5.00          2.00         9.4 years
Edwin J. Ducayet, Jr.................   9/3/98       10,000           1.97            7.50          2.00           8 years
                                        9/3/98       25,000           1.97            5.00          2.00           9 years
                                        9/3/98       10,000           1.97            5.00          2.00         9.4 years
                                        9/3/98       10,000           1.97            5.00          2.00         9.4 years

               STOCK OPTION COMMITTEE REPORT ON OPTION REPRICING

     Effective September 3, 1998, the Board of Directors approved the repricing of certain outstanding options (the "Designated Options"), pursuant to which the holders of the Designated Options were entitled to surrender such outstanding options in exchange for the grant of new options (the "Repriced Options") with an exercise price of $2.00 per share of Common Stock. In keeping with the Company's philosophy of utilizing equity incentives to motivate and retain qualified employees, and because of the decline in the market value of the Company's Common Stock, the Board of Directors approved a repricing of the Designated Options effective September 3, 1998. The Board of Directors and the Stock Option Committee determined that because the exercise prices of the Designated Options substantially exceeded the market value of the Common Stock, that it was important to regain the incentive intended to be provided by options to purchase shares of the Company's Common Stock. The repricing was effected by cancelling any Designated Options surrendered for cancellation by the holders, at the holders' election, and granting such persons Repriced Options, exercisable at $2.00 per share. Each Repriced Option covers the same number of shares of Common Stock as the Designated Option it replaced the vesting schedule restarted as of September 3, 1998. The closing bid price for the Company's Common Stock on September 3, 1998 was $1.97 per share.

                                        Anton Von Liechtenstein, Chairman
                                        Philip P. Sudan, Jr.
                                        Robert E. Garrison II

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors of the Company consists of Herman M. Frietsch and Philip P. Sudan, Jr. Mr. Frietsch serves as the Chairman of the Board and Chief Executive Officer of the Company and Mr. Sudan is a partner of Ryan & Sudan, L.L.P., outside counsel to the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") designs and directs the compensation policies of the Company. The current members of the Committee are Herman M. Frietsch and Philip P. Sudan, Jr. Committee members do not participate in Board actions on compensation relating to themselves.

OVERVIEW AND PHILOSOPHY

     The Committee in determining executive compensation follows the general guideline of pay-for-performance while taking into account the need to provide total compensation packages that will attract and retain qualified and effective executives. Individual performance standards and accomplishments are reviewed and considered in order to relate the compensation of executives to the financial performance of the Company.

     Various elements of compensation fulfill different roles in the attraction, retention and motivation of qualified officers and employees. For Named Executive Officers, greater emphasis is given to variable and contingent forms of compensation and less emphasis is given to perquisites and other benefits. The Company's executive officer compensation is comprised of base salary, cash incentive bonuses, long-term incentive compensation in the form of stock options, and various benefits such as the Company's standard medical plans.

BASE SALARY

     Subject to the provisions of any applicable employment agreements, base salary levels in fiscal 1998 for the Company's executive officers, including the Chief Executive Officer, were intended and believed to be competitive and comparable relative to companies in the telecommunications industry and other companies in similar or analogous circumstances. In determining base salaries, the Compensation
Commit-
tee took into account individual experience and performance and specific issues particular to the Company and reviewed independent compensation data to establish levels that were within the ranges of persons holding positions of comparable responsibilities.

COMPENSATION OF CEO

     The compensation arrangements for Mr. Frietsch was established by the Company's Board of Directors based in part upon analyses and guidelines prepared for the Board by the Performance and Compensation Management Group of KPMG Peat Marwick, New York, N.Y. ("KPMG"), and updated in the last part of 1997 and 1998 by the compensation group of Arthur Andersen LLP ("Arthur Andersen") from an independent review and evaluation of executive compensation in comparable circumstances and competitive conditions. Both reviews considered a comparable group of companies based on sales, size, and line of business and compared pay levels and practices at these companies with those of the Company. It is the policy of the Board of Directors to continue such process of review, analysis and determination of compensation arrangements of the Company's CEO.

ANNUAL CASH BONUS PROGRAM

     The Company maintains annual incentive compensation arrangements for its executive officers. R. Eugene Helms, President and CEO of DNA Enterprises, Inc., a subsidiary of the Company ("DNA"), is a party to an employment agreement which provides for incentive pay based on the performance of DNA. Pursuant to
such agreement, Mr. Helms was awarded a bonus of $        for 1998. Otherwise,
no bonuses were paid to executive officers with respect to 1998.

STOCK OPTIONS

     To further link the interests of management with those of the Company's stockholders, stock options are granted periodically to directors, officers, managers and qualified employees under the Stock Incentive Plan. Occasionally, rather than granting new options under the plan, the Company reprices previous options and resets the performance-based conditions to vesting of the options. To encourage continued service, the options normally vest upon the fulfillment by the employee of certain performance-based criteria, and become exercisable over three years in three equal annual installments, and expire after ten years. When the performance criteria are not achieved, the options normally vest one month prior to their expiration (ten years after the grant). Stock options granted to executive officers are considered to be appropriate in terms of the market value of the shares covered by the options relative to performance, other forms of compensation and taking into consideration the possible future value of the options.

BENEFITS

     The Company provides medical benefits to its executive officers pursuant to the Company's medical plans.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M).

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with the statute to mitigate any disallowance of deductions.

     This report of the Compensation Committee on executive compensation is submitted by the current members of the committee as noted below:

                                             Herman M. Frietsch, Chairman

                                             Philip P. Sudan, Jr.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from persons required to file such reports ("Reporting Persons"), the Company believes that all filing requirements applicable to such Reporting Persons were timely complied with during the fiscal year ended December 31, 1998, except that (i) Eugene Helms filed a late Statement of Changes in Beneficial Ownership on Form 5 due February 1999 reflecting the September 1998 option repricing and the grant of one additional option; (ii) Pete Ianace filed a late Statement of Changes in Beneficial Ownership on Form 5 due February 1999 reflecting the September 1998 option repricing and the grant of one additional option; (iii) Ed Ducayet filed a late Statement of Changes in Beneficial Ownership on Form 4 due March 1998 reflecting one transaction and a late Statement of Changes in Beneficial Ownership on Form 5 due February 1999 reflecting the September 1998 option repricing; (iv) Herman M. Frietsch filed and a late Statement of Changes in Beneficial Ownership on Form 5 due February 1999 reflecting the September 1998 option repricing and

EMPLOYEE AGREEMENTS

     Mr. Frietsch is a party to a management contract with the Company, the terms of which provide for an annual salary of $250,000 plus the possibility of an annual discretionary bonus. The agreement may be terminated by either party on the next December 31 following three (3) years notice of termination.

     Mr. Ianace is a party to an employment agreement with Intelect Network Technologies Company ("INT"), the terms of which provide for a minimum salary of $240,000 for five years ending April 24, 2000 and a discretionary bonus. The Company may terminate the employment agreement and upon such termination Mr. Ianace is entitled to six (6) months of his base salary. Mr. Ianace's employment with the Company terminated March 12, 1999 and he resigned from all positions with the Company and its subsidiaries on that date. The Company and Mr. Ianace are currently negotiating a separation agreement which terms are expected to include a resolution of Mr. Ianace's indebtedness to the Company. See "Certain Transactions."

     Mr. Helms is a party to an employment agreement with DNA Enterprises, Inc., a wholly owned subsidiary of the Company ("DNA"), the terms of which provide for a minimum salary of $180,000 for five years ending April 1, 2001 and incentive pay based on the performance of DNA.

CERTAIN TRANSACTIONS

     On October 31, 1995, Intelect Network Technologies Company, a wholly-owned subsidiary of the Company, loaned $135,000 to Peter Ianace, at that time the Company's Vice President of Sales and Marketing and President and CEO of Intelect Network Technologies Company. The loan is secured by the shares of Company stock issuable upon exercise of any options for the Company's stock issued to Mr. Ianace. The loan was renewed and extended on October 31, 1997, remains outstanding, payable upon demand by the Company. The loan bears interest at the rate of 5% per annum. As of April 6, 1999, approximately $175,100 (including accrued interest) remained outstanding on the loan.

     In May 1997, the Company executed a loan agreement with The Coastal Corporation Second Pension Trust (the "Coastal Trust") whereby the Company borrowed $5,000,000 (the "Coastal Note") and the Coastal Trust purchased 2,482,005 shares of the Company's Series A Preferred Stock. In connection with the Coastal Note, the Company also issued to the Coastal Trust a warrant to purchase 750,000 shares of Common Stock at an exercise price of $2.00. The Coastal Note, together with accrued interest was converted into 2,517,986 shares of Series A Preferred Stock of the Company and the warrant to purchase 750,000 shares was exercised in full by the Coastal Trust. The Series A Preferred Stock is convertible on a one for one basis into shares of Common Stock beginning on August 31, 1997. In August 1997, after having converted the Coastal Note into preferred stock, the Company and the Coastal Trust amended and restated the loan agreement to provide for a new borrowing, on a revolving basis, of up to $5 million (the "Revolving Loan"), and the Company borrowed $3,000,000. Borrowings under the Revolving Loan bore interest at 2% over prime, and the balance was paid in May, 1998 in connection with a credit financing with a private lender. In connection with the advance under the Revolving Loan, the Company issued to the Coastal Trust warrants to purchase 450,000 shares of Common Stock at an exercise price of $6.00 per share, exercisable at any time until August 26, 2002.

     In September, 1998, the Company executed with the Coastal Trust a revolving credit agreement to borrow an aggregate principal balance outstanding at any one time of up to $5,000,000 secured primarily by accounts receivable and related assets of the Company and its material subsidiaries and a second lien on all outstanding shares of the Company's U.S. subsidiaries (the "Receivables
Loan"). The principal balance due at December 31, 1998 was $5,000,000. Borrowings under the Receivables Loan bear interest at the rate of 3.5% over prime. The loan is subject to customary covenants and restrictions, including a prohibition on incurring additional indebtedness (as defined), prohibitions on liens on property, and contains customary cross-default and acceleration provisions in the event of defaults. Effective January 13, 1999, the Coastal Trust agreed to extend the maturity date of the Receivables Loan which previously matured on August 31, 1999, to February 12, 2000.

     In November, 1998, the Company executed with the Coastal Trust a credit agreement for $750,000 secured primarily by inventory of the Company's U.S. subsidiaries (the "Inventory Loan"). The balance due at December 31, 1998 was $750,000. Borrowings under the Inventory Loan bear interest at the rate of 3.5% over prime. The loan is subject to customary covenants and restrictions, including a prohibition on incurring additional indebtedness (as defined), prohibitions on liens on property, and contains customary cross-default and acceleration provisions in the event of defaults. Effective January 13, 1999, the Coastal Trust agreed to extend the maturity date of the Inventory Loan to May 1, 1999, with payments of $250,000 plus accrued interest due on each of March 1, April 2 and May 1, 1999.

     On February 12, 1998, the Company entered into a secured credit facility with St. James Capital L.P., a private lender. No payments of principal and interest are due under the credit facility until maturity. Effective January 13, 1999, as permitted under the terms of the facility, the Company elected to extend the maturity date of the Convertible Promissory Notes issued pursuant the facility in favor of each of St. James Capital Partners, L.P. and SJMB, L.P. (collectively "St. James") to February 12, 2000. The aggregate principal amount outstanding under such notes is $10,000,000. The notes bear interest at 7% per annum. In connection with such extension, the Company issued to St. James warrants to purchase an aggregate of 535,000 shares of common stock of the Company. The exercise price of such warrants is $1.50 over the volume weighted average of the closing price of the common stock for the ten (10) day period prior to January 13, 1999. Such warrants are subject to antidilution provisions which are triggered in the event that the Company issues or sells common stock or securities convertible or exercisable into common stock at a price less than the exercise price then in effect. Such provisions would enable the holder to obtain a reduction in the warrant exercise price as well as an increase in the applicable number of warrant shares.

     In December 1997, the Company entered into loan transactions with the following persons in the indicated original principal amounts: Edwin J. Ducayet, Jr., Chief Financial Officer and Treasurer, $200,000; Herman M. Frietsch, Chairman and Chief Executive Officer, $100,000; and a partnership of which Philip P. Sudan, Jr., a director of the Company, is a general partner. The partnership then transferred $133,000 of the original principal amount to Mr. Sudan and the remainder to the other partner. The terms of each of the promissory notes which evidence the transactions provide for the Company to pay to each payee on demand the aggregate principal amount loaned to the Company, together with accrued interest. The payee can elect to have the promissory note paid in cash or shares of Common Stock, originally at the rate of $5.25 per share for each dollar of principal and interest outstanding. In August and September, 1998, in light of the market price of the Common Stock and as an inducement for the holders to refrain from demanding repayment of the loans, the Company repriced the conversion rate first to $4.00 per share, then to $2.00 per share. Interest on the promissory notes accrues at the prime rate (as defined in the promissory note) plus three percent. As of February 10, 1998, the loan by Mr. Ducayet to the Company was paid in full. As of April 20, 1999, the loans by Messrs. Frietsch and Sudan remain outstanding. The principal and interest due and owing to Messrs. Frietsch and Sudan as of June 5, 1999 is approximately $117,200 and $156,300, respectively.

     Mr. Sudan is a partner of Ryan & Sudan, L.L.P., counsel for the Company. During 1998, the Company paid approximately $970,700 in legal fees to Ryan & Sudan, L.L.P.

COMPARATIVE STOCK PERFORMANCE

     The following graph compares the cumulative total stockholder return over the past five years on the Company's Common Stock (Nasdaq Stock Market trading symbol ICOM) through December 31, 1998 with the cumulative total return (including reinvested dividends) of the Nasdaq Telecommunications Industry Segment Total Return Index ("Nasdaq-Telecom") and the Nasdaq Stock Market
Total Return Index for United States stocks ("Nasdaq-US"). This graph assumes the investment of $100 at the market close on December 31, 1993. Amounts have been rounded to the nearest dollar. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                        1993     1994     1995     1996     1997     1998     CAGR(1)
                                        ----     ----     ----     ----     ----     ----     -------
ICOM.................................   100       65      171      138      158       46        14.3%
Nasdaq Telecom.......................   100       83      109      112      166      273        22.2%
Nasdaq-US............................   100       98      138      170      209      294        24.1%

------------

(1) Compound Annual Growth Rate for the five years ending December 31, 1998.

        PROPOSAL 2:  INCREASE THE NUMBER OF ADDITIONAL SHARES AVAILABLE
             FOR ISSUANCE UNDER THE COMPANY'S STOCK INCENTIVE PLAN

     The Company's Stock Incentive Plan (the "Plan") is a principal component of the Company's compensation program for the purpose of tying compensation results directly to stockholder value, specifically the market price of the Common Stock. The purposes of the Plan have been and continue to be to attract, retain, motivate and incentivize directors, executives, and key employees, to provide them with a strong incentive to advance the interests of the Company, and to otherwise align the interests of management more closely with that of the Company and its stockholders. The Company may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code or nonstatutory options not intended to qualify as incentive options, award restricted stock, restricted stock units, performance units and bonus stock.

     In 1995, the Board of Directors of Intelect (Bermuda) adopted the Plan and it was approved by its stockholders in December 1995. The Plan was adopted by the Company in connection with the reorganization in December 1998 and all previously outstanding options to acquire common stock of Intelect (Bermuda) became options to acquire Common Stock of the Company. No stock option may be granted, and no restricted stock, restricted stock units, bonus stock or performance units payable in shares of Common Stock may be awarded under the Plan after December 13, 2005.

     The aggregate number of shares of Common Stock which may be issued under the Plan, before the amendment, is set at 5,000,000 shares, which quantity was approved at the 1998 Annual Meeting of Stockholders of the Company. In order to continue and to enhance the effectiveness of the Plan, the Board of Directors adopted by unanimous consent on April 20, 1999, in accordance with the recommendation of its Stock Option Committee (the "Committee"), subject to stockholder approval, an amendment to increase the number of shares of Common Stock available for issuance under the Plan from 5,000,000 to 6,000,000.

     The Board believes this amendment is necessary in order to make shares available for future awards under the Plan. It is anticipated that meeting the objectives and requirements of the Plan will likely utilize all of the shares presently available for awards under the Plan prior to the 2000 Annual Meeting of Stockholders. Further, since the prior share authorization, the Company has continued to expand and its capitalization has increased significantly. As the Company expands, the need to attract and maintain additional key employees increases correspondingly. In view of the limited number of shares remaining for grants under the Plan and the continuing need to attract and maintain individuals of the highest caliber to positions on the Board, management and employment, the Board of Directors and the Committee have concluded that the maximum number of shares of Common Stock that may be issued under the Plan should be increased from the current maximum of 5,000,000 to an aggregate of 6,000,000 shares.

BOARD RECOMMENDATION

     The Board of Directors unanimously recommends a vote FOR the proposal to amend the Plan to increase the number of shares of Common Stock issuable under the Plan to 6,000,000. Unless otherwise instructed, the enclosed proxy will be voted FOR such proposal.

     The following is a summary of the material provisions of the Plan. The summary is subject to the terms of the Plan. The Company will provide, upon request, a copy of the full text of the Plan to each person to whom a copy of this proxy statement is delivered. Requests should be directed to Mr. Edwin J. Ducayet, Jr., Assistant Secretary, Intelect Communications, Inc., 1100 Executive Drive, Richardson, Texas 75081.

ADMINISTRATION AND ELIGIBILITY

     The Plan is administered by the Board of Directors and by the Committee. Subject to the provisions of the Plan, the Committee has authority to construe the respective option agreements, award restricted stock, restricted stock units, performance units and bonus stock, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations in the judgment of the Committee necessary or desirable for the administration and purposes of the Plan.

     Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company; provided that incentive stock options may be granted only to persons who are eligible to receive such options under Section 422 of the Code. The granting of options to directors and officers shall be determined either (a) by the full Board of Directors, or (b) by a committee consisting solely of two or more directors.

NUMBER OF SHARES

     Subject to adjustment as provided in the Plan, the proposed amendment would increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 1,000,000, to 6,000,000. Of the 6,000,000 shares, no more than 1,000,000 shares will be available for the grant of restricted stock or restricted stock units. As of April 20, 1999, options to purchase a total of 4,491,876 shares of Common Stock were outstanding under the Plan. The maximum number of shares of Common Stock with respect to all grants or awards which may be granted to any participant under the Plan is 350,000 per calendar year (subject to adjustment as provided in the Plan). The types of awards which the Committee has authority to grant consists of (1) stock options, (2) restricted stock, (3) restricted stock units, (4) performance units, and (5) bonus stock. Each of these are described herein.

EXERCISE PRICE AND TERMS OF STOCK OPTIONS

     The Committee has the authority to grant incentive stock options and non-qualified stock options to officers and key employees of the Company, and non-qualified stock options to non-employee directors. The Committee (or, in the alternative, the full Board of Directors) selects the exercise price per share of stock, provided the exercise price cannot be less than (a) 110% of fair market value per share for incentive stock options granted to a holder of more than 10% of the Company's capital stock, (b) 100% of fair market value for incentive stock options generally, and (c) 25% of fair market value for non-qualified options. The option price may be paid in cash or Common Stock owned by the optionee as provided in the Plan. The Committee shall also determine the expiration of the option period, provided that no stock options shall be exercisable later than 10 years after the date on which the option is granted, provided, however, in the case of incentive stock options granted to a holder of more than 10% of the Company's capital stock, such date shall not be later than five years after the date on which the option is granted. In all cases, options shall be subject to earlier termination as provided in the Plan.

     All options are nontransferable other than by will or the laws of descent and distribution. The Committee has the authority under the Plan to set the times within which the options vest. Unless the stock option agreement with respect to any options otherwise provides, the options become exercisable on a cumulative basis of 33 1/3% of the total number of shares covered thereby on each of the first, second, and third anniversary dates of the grant of the option. Holders of incentive stock options may generally exercise such options up to three months after voluntary termination of employment (which termination has been made with the consent of the Company), unless termination results from death or disability in which case such options may be exercised at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever period is shorter. Holders of non-qualified options may exercise such options at any time prior to the expiration date of such non-qualified stock option or within one year after the date of voluntary termination of employment (which termination has been made with the consent of the Company), whichever period is shorter.

     Notwithstanding the foregoing, if the employment terminates for any reason other than voluntary termination with the consent of the Company, retirement under a retirement plan of the Company, or death, all outstanding stock options shall automatically terminate.

     The Committee determines when options granted under the Plan become exercisable. The Committee may accelerate the date on which any option granted may be exercised, provided that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 promulgated under the Exchange Act.

     The Committee has authority, with the consent of the effected optionee, to cancel or amend any outstanding options under the Plan and to grant in substitution therefor new options covering the same or a different number of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the outstanding options.

RESTRICTED STOCK OR RESTRICTED STOCK UNITS

     Restricted Common Stock or restricted stock units awarded by the Committee will be subject to such restrictions as the Committee may impose thereon and will be subject to forfeiture if certain events (which may, in the discretion of the Committee, include termination of employment or directorship and/or performance-based events) specified by the Committee occur prior to the lapse of the restrictions. The agreement between the Company and the grantee will set forth the number of shares of restricted stock or restricted stock units awarded to the grantee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture and such other terms and conditions as the Committee in its discretion deems appropriate. Unless otherwise provided in the agreement, shares of restricted stock or restricted stock units will vest at the rate of 33 1/3% on each of the first three anniversaries of the date of grant of the award.

     Following a restricted stock award and prior to the lapse or termination of the applicable restrictions, stock certificates for the shares of restricted stock will be held in escrow. Upon the lapse or termination of the restrictions, the stock certificates will be delivered to the grantee. From the date a restricted stock award is effective, however, the grantee will be a stockholder with respect to the shares of restricted stock and will have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares, subject only to the restrictions imposed by the Committee.

     Restricted stock or restricted stock units may be issued for no consideration or for such consideration as shall be determined at the time of the award by the Committee.

PERFORMANCE UNITS

     The Committee may award performance units (expressed in dollars or shares) to be earned by an awardee based on the level of performance of the Company, a subsidiary or subsidiaries, a branch, department or other unit thereof or the awardee individually over a specified period of not less than one year ("Performance Period"). For each Performance Period the Committee will establish a Performance Target, and a Minimum Target which may be the same or less than the Performance Target. Targets may be expressed in terms of earnings per share, return on assets, return on equity, asset growth, ratio of capital to assets or such other level or levels of performance by the Company, a subsidiary or subsidiaries, a branch, department or other unit thereof or the awardee individually as the Committee may establish.

     An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

     Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in Common Stock, or partly in cash and partly in Common Stock as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars will be converted to shares, and performance units expressed in shares will be converted to dollars, based on the fair market value of the Common Stock as of the date the amount payable is determined by the Committee.

     Except as otherwise provided below under "Additional Rights in Certain Events", if the employment of an awardee terminates prior to the close of a Performance Period for any reason other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or a subsidiary of death, the performance units of the awardee will be deemed not to have been earned, and no portion of such performance units may be paid. If prior to the close of the Performance

Period the employment of an awardee is voluntarily terminated with the consent of the Company or a subsidiary or the awardee retires under any retirement plan of the Company or a subsidiary or the awardee dies during employment, the Committee may in its discretion determine to pay all or any part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the close of the Performance Period and/or such other factors as the Committee may deem relevant.

     Performance unit awards may have such other terms and conditions as the Committee in its discretion deems appropriate.

BONUS STOCK

     The Committee will have the authority in its discretion to award bonus shares of Common Stock to eligible individuals in recognition of the contribution of the awardee to the performance of the Company, a subsidiary or subsidiaries, or a branch, department or other unit, in recognition of the awardee's individual performance or on the basis of such other factors as the Committee may deem relevant. Any bonus stock awarded would not be subject to any restrictions or possibilities of forfeiture.

ADDITIONAL RIGHTS IN CERTAIN EVENTS

     The Plan provides for certain additional rights upon the occurrence of one or more events described in Section 9 of the Plan ("Section 9 Events"). Such an event is deemed to have occurred when (1) the Company acquires actual knowledge that any person (other than the Company, a subsidiary or any employee benefit plan sponsored by the Company or a person approved under certain circumstances by the Board of Directors) has acquired beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the voting power of the Company, (2) a tender offer is made to acquire securities of the Company representing 20% or more of the voting power of the Company, (3) a person other than the Company solicits proxies relating to the election or removal of 50% or more of any class of the Board of Directors, or
(4) the stockholders of the Company approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the stockholders of the Company immediately prior to the transaction will not own a majority of the voting power of the surviving or resulting company or any company which acquires the stock of the Company or more than 20% of its consolidated assets.

     Unless the agreement between the Company and the awardee otherwise provides, if any Section 9 Event occurs (1) all outstanding stock options will become immediately and fully exercisable, (2) all stock options held by an awardee whose employment with the Company or a subsidiary terminates within one year of any Section 9 Event for any reason (other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or subsidiary, or death) will be exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option, (3) all restrictions applicable to restricted stock awarded under the Plan will lapse, and (4) all performance units for which the Performance Period has not yet expired will be deemed to have been fully earned as of the date of the Section 9 Event, regardless of the attainment or non-attainment of the Performance Target or any Minimum Target.

AMENDMENT AND TERMINATION

     The Board of Directors may at any time modify or amend the Plan in any respect, provided that no such alteration or amendment of the Plan shall, without stockholder approval (i) increase by more than 10% the total number of shares which may be issued under the Plan to persons subject to Section 16 under the Securities Exchange Act of 1934 ("Section 16 Persons"), (ii) materially increase the benefits accruing under the Plan to Section 16 Persons, (iii) materially modify the requirements as to eligibility for participation in the Plan by Section 16 Persons, (iv) make any changes in the class of employees eligible to receive incentive stock options under the Plan, or (v) increase the number of shares with respect to which incentive stock options may be granted under the Plan. Termination or any amendment of the Plan shall not, without the consent of an optionee, adversely effect his or her rights under an option previously granted.

     If an awardee engages in a business which is in competition with the Company or any of its subsidiaries, the Company may immediately terminate all outstanding stock options held by the awardee, declare forfeited all restricted stock held by the awardee as to which the restrictions have not yet lapsed and terminate all outstanding performance unit awards held by the awardee for which the applicable Performance Period has not been completed. The preceding sentence shall not apply if the exercise period of the stock option upon termination of employment or a directorship has been extended, the lapse of the restrictions applicable to the restricted stock has been accelerated or the performance unit has been deemed to have been earned as a result of the occurrence of a Section 9 Event.

     The Plan shall terminate with respect to incentive stock options upon the earlier of December 13, 2005, or the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted thereunder. The Plan shall terminate with respect to non-qualified options on December 13, 2005.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Plan and with respect to the sale of shares of Common Stock acquired under the Plan.

  INCENTIVE STOCK OPTIONS

     In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Shares"). The exercise of an incentive stock option may, however, subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Shares will vary with the length of time that the participant has owned the ISO Shares at the time it is sold. If the participant sells ISO Shares after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Shares over the exercise price.

     If the participant sells ISO Shares for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Shares for more than one year prior to the date of sale.

     If a participant sells ISO Shares for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Shares. This capital loss will be a long-term capital loss if the participant has held the ISO Shares for more than one year prior to the date of sale.

  NON-QUALIFIED STOCK OPTIONS

     As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-qualified stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-qualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Shares") on the Exercise
Date over the exercise price.

     With respect to any NSO Shares, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Shares, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Shares over the participant's tax basis in the NSO Shares. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Shares for more than one year prior to the date of the sale.

     RESTRICTED STOCK. A participant granted shares of restricted stock will not recognize any taxable income for Federal income tax purposes until the first time such participant's rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Section 83(b) of the Code to be taxed on receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock the time the income is recognized over the amount (if any) paid for the stock. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee.

     PERFORMANCE UNITS. A participant granted performance units recognizes income in the amount of the award of those units when they vest and are no longer subject to substantial risk of forfeiture and such person is entitled to receive the value of the award. Any cash or Common Stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of Common Stock. In each case, the amount of compensation income will equal the amount of cash and the fair market value of the Common Stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

     BONUS STOCK. Any Common Stock received pursuant to an award of shares of bonus stock will generally be treated as compensation income received by the awardee in the year in which the awardee receives such shares. In such case, the amount of compensation income will equal the fair market value of the Common Stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     OTHER TAX MATTERS. The exercise of a stock option by an awardee, the lapse of restrictions on restricted stock, or the deemed earnout of performance units following the occurrence of a Section 9 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of Common Stock or cash resulting from such exercise or deemed earnout of performance units or, in the case of shares of restricted stock, on all or a portion of the fair market value of the Common Stock on the date the restrictions lapse, and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

     TAX CONSEQUENCES TO THE COMPANY. The grant of an option under the Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the Plan. Any deduction will be subject to the limitations of Section 162(m) of the Code, which provides for certain limitations on the deductibility of non-performance based compensation. The Company will have a withholding obligation with respect to ordinary compensation income recognized by participants.

AMENDED AND RESTATED PLAN: NEW PLAN BENEFITS

     Grants and awards under the Plan which may be made to Company executive officers, directors and other employees are not presently determinable. If the stockholders approve the Plan, such grants and awards will be made at the discretion of the Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee, which are discussed in the "Compensation Committee Report on Executive Compensation" above.

      PROPOSAL 3:  PROPOSAL TO APPROVE THE COMPANY'S DIRECTORS' STOCK AND
             DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

BACKGROUND

     As of March 31, 1999, the Board of Directors adopted, subject to the approval of the stockholders, the Directors' Stock Plan which provides, at the election of each non-employee director at the beginning of each year, for the payment of the director's fees in shares of Common Stock. The Directors' Stock Plan is only available to non-employee directors. Its purpose is to promote the interests of the Company and stockholders by providing non-employee directors a greater financial stake in the Company through ownership of Common Stock in addition to underscoring their common interest with stockholders in increasing the value of the Common Stock over the long term.

DESCRIPTION OF THE DIRECTORS STOCK PLAN

     The Directors Stock Plan became effective March 31, 1999, subject to stockholder approval, and calls for the non-employee directors, at their election, to receive, in lieu of cash, all of their annual retainer, if any, as well as their monthly directors fees and meeting fees in the "fair market value" of the Common Stock. The director must make the election at the beginning of the fiscal year, except with respect to the initial plan year. During the initial plan year, within 30 days after stockholder approval of the proposal, the directors may make a one time written election to the Company to receive all of their accrued and unpaid directors' fees in the form of Common Stock of the Company. The number of shares which the director will receive will be based on the closing bid price of the Common Stock of the Company at the end of the month immediately preceding the date of the election. At such time, the directors also can elect to receive fees for the remainder of the year in the form of Common Stock. The number of shares which the directors will be entitled to receive will based on the "fair market value" of the Common Stock. The
"fair market" value is determined based upon the closing bid price of the Common Stock as reported on the Nasdaq Stock Market or such other exchange on which the Company's Common Stock is then trading on the last trading day of the month the fee is payable. The director may elect to defer recognition of the compensation by deferring issuance of Common Stock until a later period, but in no event may such issuance be earlier than January 1 of the next fiscal year. Such deferral must be made at the time the director elects to receive his fees in stock. At any time, on thirty (30) days prior notice, the director may elect to no longer receive his fees in stock and receive cash instead. The director's account will also be credited with fair market value of Common Stock equal to cash dividends on Common Stock, if any, that would have been received had the Common Stock been issued when earned. A total of 750,000 shares of Common Stock have been reserved for issuance under this plan.

     In connection with the plan, during the initial plan year the directors have a one time election to receive shares of Common Stock in lieu of payment in cash of all directors' fees which are accrued and unpaid.. The amount of unpaid directors' fees due to each director and the number of shares that would be issued as of March 31, 1999 are set forth in the table below. The table sets forth the number of shares which would be issued to each director who elects to receive the payment of his unpaid fees in the form of shares of Common Stock is based on the closing bid price of the Common Stock as reported on the Nasdaq Stock Market as of March 31, 1999, $0.97.

                                        UNPAID COMPENSATION     NUMBER OF SHARES FOR SUBSTITUTE
NAME AND POSITION                       OWED TO DIRECTOR ($)            STOCK PAYMENT(1)
-------------------------------------   --------------------    --------------------------------
Robert E. Garrison II................         $ 63,000(2)                     64,948
  Non-employee Director
Philip P. Sudan, Jr..................         $104,000(3)                    107,216
  Non-employee Director
Anton Liechtenstein..................         $ 25,000(4)                     25,773
  Non-employee Director

------------

(1) Based on closing bid price of the Company's Common Stock on March 31, 1999.

(2) Includes unpaid directors' fees from July 1, 1997 through March 31, 1999.

(3) Includes unpaid directors' fees from February 1, 1997 through March 31,
    1999.

(4) Includes unpaid directors' fees from July 1, 1997 through March 31, 1999, plus $1,000 in unpaid directors' fees for June, 1997.

REQUIRED VOTE FOR APPROVAL

     The approval of the Directors Stock Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

     The Board of Directors recommends a vote FOR the approval of the Directors Stock Plan.

                       PROPOSAL 4:  APPROVAL OF AUDITORS

     The Board of Directors, in accordance with the recommendation of its Audit Committee, which is composed of non-employees of the Company, has unanimously approved and requests you to vote FOR the appointment of Grant Thornton LLP ("Grant Thornton") to act as independent auditors of the Company until the next annual meeting of stockholders, subject to terms of engagement acceptable to the Audit Committee. Proxies will be so voted unless stockholders specify otherwise in their proxies.

     Representatives of Grant Thornton are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders. Representatives of Peat Marwick ("KPMG") and Arthur Andersen LLP ("Arthur Andersen") are not expected to be present.

     The Company's Board of Directors, in accordance with the recommendation of its Audit Committee, which is composed of non-employees of the Company, has requested Grant Thornton to act as independent auditors of the Company for the 1999 fiscal year, subject to shareholder approval, in replacement of Arthur Andersen.

     As disclosed in the Form 10-Q of the Company filed on November 16, 1998, the Company's previous independent auditors, Arthur Andersen, resigned on November 13, 1998. The report by Arthur Andersen for the year ended December 31, 1997 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. There were no disagreements by the Company with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. There were no "reportable events" as set forth in Regulation S-K, Item

304(a)(1)(v)(A)-(D) except as follows: (1) Arthur Andersen LLP informed the Company that it appeared likely its auditor's report for 1998 would have contained a qualification as to the Company's ability to continue as a going concern, (2) Arthur Andersen informed the Audit Committee Chairman, the Chairman of the Board and the Chief Financial Officer that with respect to Capitalized Software Development Costs, compliance with SFAS #86 had not been evaluated particularly as it relates to current year additions and realizability of such asset and (3) Arthur Andersen informed the Audit Committee Chairman, the Chairman of the Board and the Chief Financial Officer that as a result of the revenue restatement for the quarter ended June 30, 1998, they would have had to expand the scope of the 1998 audit if they had not resigned. Arthur Andersen encouraged the Audit Committee Chairman, the Chairman of the Board and the Chief Financial Officer to closely monitor these matters. Substantive audit tests and further investigation into these matters would have been a necessary part of Arthur Andersen's audit procedures for the year-end December 31, 1998 financial statements had the client/auditor relationship not terminated. Arthur Andersen was been authorized by the Company to respond to any and all inquiries by the successor auditors, without limitation. The Company indicated that it will cooperate fully with the new auditors to address these matters. Arthur Andersen provided to the Company a letter to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in the Form 10-Q and has no disagreement with relevant portions of the disclosure contained therein, pursuant to the requirements of Item 304(a)(3) of Regulation S-K. A copy of such letter, dated November 16, 1998, was filed as an exhibit to the Form 10-Q.

     As disclosed in the Form 8-K of the Company filed on August 18, 1997, the term of the Company's independent auditors prior to Arthur Andersen, KPMG, expired at the Company's annual general meeting of its stockholders held August 13, 1997. The KPMG report dated April 9, 1997 on the consolidated financial statements of the Company for the year ended December 31, 1996, noted that the Company has suffered recurring losses from continuing operations and is dependent upon the successful development and commercialization of its products and its ability to secure adequate sources of capital until the Company is operating profitably and noted that these matters raise substantial doubt about the Company's ability to continue as a going concern, and that management's plans with regard to these matters were described in Note 1 to the consolidated financial statements.

     During the two years ended December 31, 1995 and December 31, 1996, and the subsequent interim period through the date of the appointment of Arthur Andersen as the Company's new outside auditors, there were no "disagreements" between the Registrant and KPMG as described in Item 304(a)(1)(iv) of Regulation S-K. The Registrant requested KPMG to furnish it with a letter addressed to the SEC stating whether or not it agreed with the above statements. A copy of such letter, dated August 14, 1997, was filed as an Exhibit to the Form 8-K of the Company filed on August 18, 1997.

PROPOSAL 5:  TO APPROVE THE ISSUANCE OF THE SHARES OF COMMON STOCK ISSUABLE UPON
                   CONVERSION OF THE SERIES E PREFERRED STOCK
                              AND RELATED WARRANTS

BOARD APPROVAL OF THE SERIES E PREFERRED STOCK PRIVATE PLACEMENT

     During the first quarter of 1999, the Company required additional working capital for current and prospective operations. Due to the operational set-back and resultant financial difficulties during 1998 which the Company experienced following the collapse at the end of 1997 of the Company's market for its SonetLynx product in Korea, the Company concluded that an underwritten public offering of its Common Stock was not attainable and that a private placement would be the most likely feasible approach for raising additional capital. Although the Company was successful in completing several small-scale private placements of Common Stock to "accredited investors" during the fourth quarter of 1998 and in January of 1999, the Company's ongoing capital requirements could not be met in this manner. In addition, the Company was restricted pursuant to agreements with its lenders from incurring any additional indebtedness without prior consent. The Company did not believe that the terms of such indebtedness as well as a reluctance of lenders to consent to the Company incurring any additional indebtedness would warrant entering into additional debt obligations. The Company explored a number of possibilities, but ultimately determined that a private placement transaction whereby the Company would issue preferred stock which was convertible into Common Stock at either a fixed or variable conversion price would be the only security the Company could expect to issue in order to raise the working capital it required, and also given the contractual constraints described. The security that the Board ultimately decided to approve was a new series of convertible preferred stock designated as the Series E Convertible Preferred Stock (the "Series E Preferred Stock") to be issued to a series of investment funds managed by the Citadel Investment Group, L.L.C. ("Citadel"), Promethean Investments, L.L.C. ("Promethean"), and Angelo, Gordon & Company, L.P. ("Angelo Gordon"). Among other things, the Board considered primarily the economic terms of the proposed transaction; namely, the amount of funds which could be raised, whether the security was a debt or equity instrument, any required dividends, whether or not the securities were convertible and if so, the conversion provisions. The Board also considered the risk factors associated with a security with a variable conversion formula, registration obligation, Nasdaq requirements, and the possible triggering of penalty and redemption provisions in certain circumstances. In the final analysis, the Board decided that considering the Company's operating and financial situation, the risk factors did not outweigh the benefits of the funding to be secured by the issuance of the Series E Preferred Stock.

NASDAQ RULES AND STOCKHOLDER APPROVAL

     Under Nasdaq rules, as a condition of listing, the Company is required to obtain stockholder approval of the sale or issuance of Common Stock (or securities convertible into Common Stock) by the Company equal to 20% or more of the Common Stock before the issuance at a price less than the greater of book or market value (the "Nasdaq 20% Rule"). In addition, stockholder approval is also required in connection with transactions which are deemed to be a "change in control" under Nasdaq rules. Although the Company does not believe that the issuance of the Series E Preferred Stock constitutes a "change in control", if the transaction were to be so construed, the approval being sought would also be effective to satisfy the Nasdaq requirement. In addition, as noted, the Company has agreed with the purchasers of the Series E Preferred Stock that the Company will use its best efforts to obtain stockholder approval under the Nasdaq requirement at the Meeting.

     The exact number of shares of Common Stock issuable upon conversion of each of the shares of Series E Preferred Stock issued (and to be issued at the Additional Closings, if any, as more fully described below) cannot currently be determined for the future because the Series E Preferred Stock is also subject to adjustment mechanisms in the applicable conversion price which cause the number of shares issuable to be dependent on future events, namely the future trading prices of the Common Stock and the decisions on conversions made by the holders of the Series E Preferred Stock. The operation of the variable conversion price formulas will cause the number of shares of Common Stock to be issued to increase with declines in the market price of the Common Stock. Due to the decline in the market price of the Common Stock and because the Series E Preferred Stock is convertible into Common Stock at rates or prices that vary or move by formulas which are tied to the market price of the Common Stock, the Company may be required to issue shares of Common Stock equal to 20% or more of the shares of Common Stock outstanding on the date of the Initial Closing of the Series E Preferred Stock (i.e., March 5, 1999) and at prices less than the greater of book or market value at the time of the Initial Closing (i.e., $1.344 per share on March 5, 1999). In order to assure continued compliance with the Nasdaq requirements, the terms of the Series E Preferred Stock and the related warrants (as more fully described below) provide that shares of Common Stock issuable upon conversion of the Series E Preferred Stock may not be issued if such issuance would violate Nasdaq rules (i.e., issuances of Common Stock in excess of approximately 6,917,265 shares without stockholder approval). Thus, upon approval of the proposal, the Company may be required to issue shares of Common Stock equal to 20% or more of the shares of Common Stock outstanding on the date of the Initial Closing. If the approval sought is not obtained, the Company may be required to redeem the Series E Preferred Stock. See "Summary of Transaction Terms" and "Consequences if Stockholder Approval Not Obtained".

SUMMARY OF TRANSACTION TERMS

     The following is a summary of the material terms of the Series E Preferred Stock, which terms are qualified by reference to the full text of the underlying documents which are filed as exhibits to the Form 8-K of the Company filed on March 2, 1999 (the "Form 8-K"). The underlying documents for the Series E Preferred Stock are a Securities Purchase Agreement, Registration Rights Agreement and a Certificate of Designations, Preferences and Rights, all filed as exhibits to the Form 8-K. In addition, a Form of Warrant is also filed as an exhibit to the Form 8-K.

     As described above, the Company entered into a Securities Purchase Agreement dated February 24, 1999 pursuant to which the Company agreed to issue from time to time in separate private placements shares of Series E Preferred Stock and warrants to purchase Common Stock based on the number of shares of Series E Preferred Stock purchased. The purchasers represented to the Company that they were "accredited investors". None of the purchasers represented that it was an affiliate of the Company. None of the purchasers are an officer or director of the Company.

     THE CLOSINGS. The transaction is divided into several separate closings which could result in the issuance of up to 9,600 shares of Series E Preferred Stock and warrants to purchase Common Stock based on the number of shares purchased. At the initial closing of the transaction (the "Initial Closing"), which occurred on March 5, 1999, Citadel purchased from the Company an aggregate of 3,000 shares of Series E Preferred Stock for total gross proceeds to the Company of $3,000,000 (the "Initial Shares"). The Company issued to Citadel warrants to purchase 300,000 shares of Common Stock, which represented a warrant to purchase 100 shares of Common Stock for each Initial Share purchased. On April 20, 1999, Promethean and Angelo Gordon purchased from the Company at a subsequent closing (the "Mandatory Closing") an additional 3,000 shares of the Series E Preferred Stock for an additional $3,000,000 (the "Mandatory
Shares"). Each of these purchasers received warrants to purchase 100 shares of Common Stock for each Mandatory Share purchased. The Company has also granted each of the Purchasers of the Series E Preferred Stock the right to purchase up to an additional 3,600 shares of Series E Preferred Stock beginning six months after the Initial Closing and ending eighteen months after the Initial Closing. These additional closings (the "Additional Closings") are to occur only if the Purchasers provide five days prior written notice to the Company of their intention to purchase, and are subject to the satisfaction or waiver of certain conditions to closing. Should such Additional Closings occur, the purchasers will be entitled to receive warrants to purchase 100 shares of Common Stock for each share of Series E Preferred Stock purchased at each Additional Closing. The proceeds from the offering, including the Initial Closing, the Mandatory Closing, and the Additional Closings, if any, will be used by the Company for working capital and general corporate purposes.

     CONVERSION. Each share of Preferred Stock is convertible into that number of shares of Common Stock equal to (i) $1,000 (the "Stated Value"), plus any accrued premium of 8% per annum, divided by (ii) the applicable conversion price. The applicable conversion price is the lesser of (i) a "fixed conversion price", or (ii) a "variable conversion price". The fixed conversion price for the 3,000 shares of Series E Preferred Stock purchased at the Initial Closing is $1.80. The fixed conversion price for the 3,000 shares of Series E Preferred Stock purchased at the Mandatory Closing was the lesser of $1.80 or the lowest closing bid price for the ten (10) consecutive trading days before the date of the filing of the registration statement with the SEC (i.e., April 2, 1999) covering the resale of the shares of Common Stock issuable upon conversion of the Series E Preferred Stock. The fixed conversion price at the Additional Closings, if any, would be $3.00. The variable conversion price is 83.5% of the average of the two lowest closing bid prices of the Common Stock as reported on Bloomberg for the forty (40) consecutive trading days before the date of conversion (the "Variable Conversion Price"). In the event that the Company or the transfer agent do not timely effect a conversion or reissuance of the remaining shares of Series E Preferred Stock, the Company is subject to certain liquidated damage penalties, adjustments to the applicable fixed conversion price, a potential required redemption of all of the remaining shares of Series E Preferred Stock and certain other penalties as more fully described in the Certificate of Designations.

     In addition, if the holders of the Series E Preferred Stock submit a conversion request and the Company is not able to issue the required amount of shares of Common Stock due to the Company's inability to comply with the rules of Nasdaq, under the Certificate of Designations, a Triggering Event would occur. In such event, the Company could be required by the holders to redeem all of the remaining shares of Series E Preferred Stock at a price equal to 120% of the Stated Value. In addition, upon the Triggering Event, the holders of the Series E Preferred Stock could attempt to require the Company to delist its Common Stock from Nasdaq and begin trading on the electronic bulletin board or pink sheets.

     The following table sets forth certain information relating to the holders of the Series E Preferred Stock as of April 16, 1999 for shares issued at the Initial Closing and to be issued at the Mandatory Closing only. The table does not include shares that may be issued at the Additional Closings since there can be no assurances that any Additional Closings will occur, or should they occur, the timing of amount of shares which may be issued. The shares of Common Stock assumed issuable upon the conversion of the Series E Preferred Stock is computed based on a conversion price of $0.7045 as of April 16, 1999 (which is 83.5% of the average of the two lowest closing bid prices of the common stock for the forty (40) consecutive trading days ended April 15, 1999). The aggregate number of shares thus deemed issuable upon conversion is computed by dividing the aggregate stated value of the Series E Preferred Stock (i.e., $1,000 per share multiplied by the applicable number of shares of Series E Preferred Stock) plus accrued premium of 8% per year, by the conversion price being applied.

                                                                                            COMMON STOCK
                                                                            COMMON          ISSUABLE ON
                                                            SERIES E        STOCK           TOTAL NUMBER
                                            SERIES E        PREFERRED    ISSUABLE ON     PREFERRED SHARES -
                                           PREFERRED        SHARES -     TOTAL NUMBER        PERCENTAGE
                                        SHARES - INITIAL    MANDATORY    OF PREFERRED        OF SHARES
              PURCHASER                  CLOSING SHARES      CLOSING      SHARES(1)        OUTSTANDING(1)
-------------------------------------   ----------------    ---------    ------------    ------------------
Olympus Securities Ltd...............         1,228                       1,758,666              4.71%
NP Partners..........................           688                         985,311              2.64%
Fisher Capital Ltd...................           664                         950,940              2.55%
Wingate Capital Ltd. ................           342                         489,791              1.31%
CCG Capital Ltd. ....................            39                          55,853              0.15%
CCG Investment Fund Ltd. ............            39                          55,853              0.15%
HFTP Investment LLC..................                         1,500       2,192,075              5.88%
Leonardo, L.P. ......................                         1,000       1,419,383              3.81%
GAM Arbitrage Investments, Inc. .....                           100         141,938              0.38%
AG Super Fund International Partners,
  L.P. ..............................                           100         141,938              0.38%
Raphael, L.P. .......................                           100         141,938              0.38%
Ramius Fund, Ltd. ...................                           200         283,877              0.76%
                                             ------         ---------    ------------          ------
    TOTALS...........................         3,000           3,000       8,554,566             22.96%
                                             ======         =========    ============          ======

------------

(1) Does not necessarily represent the number of shares necessarily beneficially owned by the holders of the Series E Preferred Stock, since the Certificate of Designations prohibits the holders from being the "beneficial owner", as defined under Rule 13d-3 under the Securities Exchange Act of 1934 of more than 4.99% of the Common Stock of the Company. In addition, represents shares which are potentially issuable upon conversion without regard to any limitations on conversion and without regard to the timing of such conversions.

     With respect to the Preferred Stock, subject to the Nasdaq 20% Rule, as the price of the Common Stock decreases, the number of shares of Common Stock underlying the Series E Preferred Stock continues to increase. For instance, assuming a hypothetical conversion price of $0.3523 (which is 50% of the conversion price of $0.7045 as of April 16, 1999), the total number of shares of Common Stock which would underlie the remaining shares of Preferred Stock would be approximately 12,831,566 shares, or approximately 34.43% of the total number of shares of Common Stock outstanding as of such date. The foregoing table does not include shares which may be issued at the Additional Closings, if any, or shares issuable upon exercise of the warrants issued in connection with the Series E Preferred Stock. The approval sought hereby would be sufficient to approve the full amount of shares issuable upon conversion of shares issued at the Initial Closing, the Mandatory Closing, and the Additional Closings, if any, as well as the shares issuable upon exercise of the related warrants.

     The shares of Series E Preferred Stock issued at the Initial Closing and Mandatory Closing are presently convertible. The holders of the Series E Preferred Stock are prohibited in the Certificate of Designations from converting their respective holdings of the Series E Preferred Stock if after giving effect to such conversion the holder would beneficially own in excess of 4.99% of the outstanding shares of Common Stock of the Company following such conversion. The Series E Preferred Stock will convert automatically into Common Stock at the applicable Conversion Price then in effect on the fifth anniversary date of issuance, to the extent any shares of the applicable issuance of Series E Preferred Stock remain outstanding.

     In connection with the Series E Preferred Stock, the following risks are associated with Series E Preferred Stock conversions:

      o because the Variable Conversion Price of the Series E Preferred Stock is a function of the market price of the Common Stock upon conversion, the lower the price of the Common Stock at the time the holder converts, the greater number of shares of Common Stock received upon conversion;

      o to the extent that Common Stock received upon conversion is sold into the market, and disregarding the manner in which such shares are sold as well as any other factors such as reactions to the Company's operating results and general market conditions which may be operative in the market at such time, such sales may cause a decrease in the market price of the Common Stock, which in turn relative to additional conversions of the Series E Preferred Stock would reduce the Variable Conversion Price and increase the number of shares of Common Stock issued upon conversion and available for sale into the market for the Common Stock;

      o short sales of the Common Stock may be attracted by or accompany conversions and sales of Common Stock from conversions, which sales in the aggregate could cause downward pressure upon the price of the Common Stock, excluding the effect of other market factors possibly operative at the time; and

      o conversions of the Series E Preferred Stock may result in substantial dilution of the interests of the other holders of Common Stock. In this regard, the ownership limitation which prohibits the purchasers from owning more than 4.99% of the Common Stock of the Company only applies to shares of Common Stock held at one time and does not prevent purchasers from converting and selling some of their holdings and then later converting the rest of the holdings.

     In addition, the Company's Common Stock could be delisted by Nasdaq in the event that the Company's stock price decreases below the $1 minimum bid price as required by Nasdaq or the Company otherwise fails to satisfy the minimum listing requirements of Nasdaq, including tangible net worth requirements. In such an event, should such a delisting extend for five or more consecutive trading days, a Triggering Event would occur and the holders of the Series E Preferred Stock could require the Company to redeem the outstanding shares of Series E Preferred Stock. See "Redemption". In addition, should the Company fail to satisfy minimum listing requirements of Nasdaq, the investors are not obligated to purchase shares of Series E Preferred Stock in the Mandatory Closing or any Additional Closings.

     DIVIDENDS. The holders of the Series E Preferred Stock are not entitled to receive dividends. The holders are entitled to receive upon conversion, payable in cash or Common Stock at the election of the Company, an annual premium of 8% on the aggregate "Stated Value" (i.e., $1,000 per share) (the "Additional Amount"). The Company does not presently intend to pay such Additional Amount in cash.

     VOTING RIGHTS. The holders of the Series E Preferred Stock have no voting rights except as provided by law, except to the extent such holders own shares of Common Stock.

     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series E Preferred Stock shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders ("Liquidation Funds") before any amount shall be paid to any class junior in rank to the Series E Preferred Stock an amount per share of Series E Preferred Stock equal to $1,000 plus any Additional Amount (the "Liquidation Preference"). In addition to the Liquidation Preference, in the event of any involuntary liquidation, dissolution or winding up, the holders will also be entitled to receive any Liquidation Funds distributed to the holders of the Common Stock, after the Liquidation Preference has been paid, to the same extent as if such holders of the Series E Preferred Stock had converted their shares into Common Stock (without regard to any limitations on conversion) and had held such shares of Common Stock on the record date for the distribution of the remaining Liquidation Funds.

     REDEMPTION. The holders of the Series E Preferred Stock may require the Company to redeem the Series E Preferred Stock upon the consummation of a "Major Transaction" or a "Triggering Event".

  MAJOR TRANSACTIONS

      o certain mergers, consolidations, tender offers, or the sale of substantially all the assets of the Company

  TRIGGERING EVENTS

      o failure of the registration statement covering the resale of the conversion shares and the shares issuable upon exercise of the warrants to be declared effective within 120 days after the Initial Closing Date; the effectiveness of the registration statement lapses for five or more consecutive days (subject to applicable grace periods);

      o the registration statement is unavailable for the sale of all of the "Registrable Securities" (as defined) for five or more consecutive days in accordance with the terms of the applicable registration rights agreement;

      o the delisting of the Company's Common Stock by Nasdaq for five consecutive trading days or for more than an aggregate of 10 trading days per year;

      o certain failures of the Company or its transfer agent to comply with conversions of the Series E Preferred Stock within 10 business days after a conversion notice is submitted;

      o the inability of the Company to issue conversion shares due to limitations imposed by the requirements of Nasdaq; and

      o certain breaches of representations, warranties, covenants or terms of the transaction documents which would have a Material Adverse Effect (as defined).

  REDEMPTION AND OTHER REMEDIES

      o The holders can send a notice of redemption upon the occurrence of such a Triggering Event or Major Transaction, requiring the Company to redeem the Series E Preferred Stock at (a) 120% of the Stated Value of the Series E Preferred Stock, or (b) the product of the applicable conversion rate in effect on the date of the "Major Transaction" or the date a notice of redemption is delivered in the case of a "Triggering Event", and the closing sales price of the Common Stock on the trading date immediately preceding such date on which the "Major Transaction" or "Triggering Event" occurred.

      o If the Company is unable to effect a redemption, interest will accumulate on the value of the shares the Company is unable to redeem at the rate of 2.5% per month.

      o If the Company is unable to effect a redemption, the holders could also void their redemption notices and receive a reset of their applicable Conversion Price. The fixed conversion price on the Series E Preferred Stock would be reset to the lesser of (A) the Fixed Conversion Price as in effect on the date the void optional redemption notice is sent to the Company and (B) the lowest Closing Bid Price (as defined) during the period beginning on the date on which the date of notice of redemption is sent and the date on which the void optional redemption notice is received. In addition, the holders would also be entitled to have the formula for the Variable Conversion Price to be reduced by a number of percentage points equal to the product of
          (A) .25 and (B) the number of days in the period beginning on the date which is five business days after the date on which the notice of redemption is delivered to the Company and ending on the date on which the void optional redemption notice is received.

     The Company presently does not have the funds available to pay the redemption price for all or any significant portion of the Series E Preferred Stock or the required interest payments. Accordingly, if the purchasers of the Series E Preferred Stock were to enforce their rights in connection with a Triggering Event, there could be material adverse financial consequences to the Company which could severely impair the Company's ability to continue as a going concern.

     REGISTRATION OF SHARES; POSSIBLE ADJUSTMENT OF CONVERSION PRICE AND EXERCISE PRICE. The Company is required by agreement to initially register with the SEC the resale of at least 200% of the number of shares of Common Stock issuable upon conversion of the Series E Preferred Stock issued in the Initial Closing and the Mandatory Closing, which is based on the Conversion Price of the Series E Preferred Stock at the time of the filing of the registration statement. Further, the Company has agreed to register the resale of at least 125% of the number of shares of Common Stock which may be issued upon exercise of the warrants issued to the purchasers in the Initial Closing and in the Mandatory Closing. The Company agreed to use its best efforts to file the registration statement as soon as possible but no later than April 2, 1999 (the "Scheduled Filing Date") and have the registration statement declared effective by the SEC no later than 90 days after the Initial Closing (the "Scheduled Effective Date"). The registration statement was timely filed and declared effective by the SEC as required. In addition, after the registration statement is filed and during the period the registration statement is effective, the Company has agreed that the resale of at least 150% of the shares issuable upon conversion of the remaining shares of Series E Preferred Stock will remain registered (which is based on the conversion price in effect at that time), and the resale of at least 100% of the shares of Common Stock issuable upon exercise of the warrants will remain registered.

     REDEMPTION AT COMPANY'S OPTION. As more fully set forth in the applicable Certificate of Designations, the Company may redeem the shares of Series E Preferred Stock submitted for conversion but only if the conversion price for the shares submitted for conversion is less than or equal to 90% of the "Market Price" (as defined) on the issuance date of such shares. If the Company elects to redeem such shares, the redemption price is equal to the product of (A) 105%,
(B) the conversion rate of the Series E Preferred Stock on the date such shares are submitted for conversion, and (C) the closing sales price of the Common Stock on the date the applicable shares are submitted for conversion.

     OTHER TERMS. The transaction documents relating to the Series E Preferred Stock also contain certain other representations, warranties, agreements, and indemnification obligations of the Company. These include, among other things, the obligation of the Company to hold a stockholders meeting on or before June 30, 1999 where it includes a proposal recommending the approval of the issuance of the Series E Preferred Stock and the warrants. If the Company fails to hold such meeting by the required deadline, it will be subject to certain liquidated damages as set forth in the Securities Purchase Agreement. The operative agreements also contain (i) a right of first refusal in favor of the investors which applies to certain private equity financings of the Company and would commence on the Initial Closing and ends one year thereafter, subject to an existing right of first refusal in favor of The Coastal Corporation Second Pension Trust, (ii) prohibit the Company from redeeming any of its Common Stock, paying any cash dividends on its Common Stock, and making certain distributions on its Common Stock, (iii) limit the ability of the Company to issue any senior preferred stock, and (iv) prohibit the Company from entering into certain related party transactions except in accordance with Delaware law. The shares of Series E Preferred Stock are also subject to antidilution provisions which are triggered in the event of certain stock splits, recapitalizations, or other dilutive transactions, as well as issuances of Common Stock at a price below the market price or the fixed conversion price in effect, or the issuance of warrants, options, rights, or convertible securities which have an exercise price or conversion price less than the market price on the date of issuance or the fixed conversion price, other than for certain previously outstanding securities and certain "excluded securities" (as defined). In the event that the Company issues securities in the future which have a conversion price or exercise price which varies with the market price and the terms of such variable price are more favorable than the Variable Conversion Price in the Series E Preferred Stock, the purchasers may elect to substitute the more favorable variable price when making conversions of the Series E Preferred Stock.

     WARRANTS. In connection with the closings of the Series E Preferred Stock, the Company will issue to the purchasers a warrant to purchase 100 shares of Common Stock for each share of Series E Preferred Stock purchased. Thus, in connection with the Initial Closing on March 5, the Company issued warrants to purchase 300,000 shares of Common Stock, and at the Mandatory Closing on April 20 the Company issued warrants to purchase an additional 300,000 shares of Common Stock. The warrants expire five years after the issuance date and have an exercise price equal to 110% of the Market Price (as defined) on the issuance date. The "Market Price" is the average of the two lowest closing bid prices in the 40 trading days prior to the date of issuance. In addition, the exercise price of the warrants is subject to reset on the last day of July and January of each year in the event that 110% of the Market Price of the Common Stock on any such date is less than the exercise price then in effect. In such case, the warrant exercise price shall be reset to 110% of the Market Price on such reset date. The warrants are also subject to certain antidilution provisions in the event the Company sells Common Stock or securities convertible or exercisable into Common Stock at a price less than the exercise price of such warrants or the market price of the Common Stock.

PLACEMENT AGENT COMPENSATION

     The placement agent for the Series E Preferred Stock was Overlook Consulting, L.L.C. ("Overlook"). Overlook will receive a placement fee equal to 3.5% of the funds raised. The placement agent will be able to retain its fees whether or not stockholder approval sought hereby is obtained.

OTHER TRANSACTIONS

     In connection with the Initial Closing, the Company agreed to allow Citadel to sell all of its remaining 1,843 shares of Series C Convertible Preferred Stock of the Company (the "Series C Preferred Stock") and 1,144 shares of
Series D Convertible Preferred Stock of the Company (the "Series D Preferred Stock") to Angelo Gordon and Promethean. In connection with the issuance of the Series E Preferred Stock, the holders of the Series C and Series D Preferred Stock exercised the right under the Certificates of Designations of such securities to use the Variable Conversion Price of the Series E Preferred Stock as the variable conversion price of such securities when they submit a conversion notice. In addition, the Company has also agreed that Promethean and Angelo Gordon are not required to limit their conversions of the Series C and Series D Preferred Stock to 1,200,000 shares of Common Stock in any continuing thirty (30) day period. Citadel will continue to be subject to contractually agreed conversion restrictions.

CONSEQUENCES IF STOCKHOLDER APPROVAL NOT OBTAINED

     The Company is obligated to use its best efforts to obtain stockholder approval by June 30, 1999. If the stockholder approval sought hereby is not obtained, in accordance with the Nasdaq 20% Rule, the Company will be prohibited under the terms of its listing agreement with Nasdaq from issuing more than an aggregate of approximately 6,917,265 shares of Common Stock. If the Company would be unable to issue any additional shares of Common Stock due to the Nasdaq 20% Rule, as noted, the Company could be required by the holders to redeem the shares at a price per share equal to the greater of (i) 120% of the Stated Value of such shares and (ii) the product of the applicable conversion rate in effect on the date a notice of redemption is delivered by the holders and the closing sales price of the Common Stock on the trading day immediately preceding such event. Further, the holders could argue that failure to obtain such stockholder approval was a breach of the Company's obligations under the operative transaction documents which had a Material Adverse Effect. If such an argument were successful, the Company may be obligated to redeem all of the outstanding shares of Series E Preferred Stock at the Special Redemption Price without regard to whether or not the Company was able to issue any additional shares of Common Stock. As noted, if the Company is required to redeem all of the shares of Series E Preferred Stock submitted for redemption within five business days, the holders can attempt to require the Company to redeem those shares it is able to redeem and have the Company pay interest to the holders on any shares which were not redeemed as required at 2.5% per month. In addition, the holders are also entitled to void their redemption notices and receive a reset of their applicable Fixed Conversion Price, as more fully set forth in the applicable Certificate of Designations. See "Summary of Transaction Terms -- Redemption" and "Available Information".

     The Company does not have and does not expect to have available the cash resources to fund such required redemptions of the Series E Preferred Stock, and in the event that it is required to make the required interest payments there would likely be a material adverse effect on the Company's results of operations and financial position. Accordingly, if stockholder approval of the proposal is not obtained, the Company may become subject to actions by the purchasers to enforce their rights, which if enforced, could have material adverse financial consequences to the Company which could severely impair the Company's ability to continue as a going concern.

USE OF PROCEEDS

     The aggregate gross proceeds received by the Company from the shares issued at the Initial and Mandatory Closings was $6,000,000. The net proceeds of the Series E Preferred Stock will be used for working capital and general corporate purposes which are expected to include the funding of programs to develop and advance the Company's products and technology and the payment of salaries and obligations owned to the Company's employees, vendors, and customers during such development process.

INTERESTS OF CERTAIN PERSONS

     None of the investors in the Series E Preferred Stock transactions is a director, executive officer or, based upon representations to the Company by such investors, a five percent or greater shareholder of the Company or an affiliate of any such person or entity.

VOTE REQUIRED

     The proposal requires the approval of a majority of the votes cast at the Meeting by the holders of Common Stock. THE COMPANY'S BOARD RECOMMENDS THAT YOU VOTE FOR THE PREFERRED STOCK PROPOSAL.

                                 ANNUAL REPORT

     The 1998 Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998, is being mailed to each stockholder receiving this Proxy Statement, but does not form any part of the proxy solicitation material.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Meeting nor does the Board of Directors know of any matters which other persons intend to bring before the Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

         STOCKHOLDER PROPOSALS AND SUBMISSIONS FOR 2000 ANNUAL MEETING

     If any stockholder wishes to present a proposal to be considered for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next annual meeting of stockholders, such proposal shall have been presented to the Company's management by January 1, 2000, pursuant to Regulation 14a-8 under the Securities Exchange Act of 1934. Such proposals should be directed to the Company, 1100 Executive Drive, Richardson, Texas 75081, Attention: Chief Financial Officer and Assistant Secretary.

     With respect to stockholder proposals not included in the Company's proxy statement and form of proxy, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if, among other situations, the stockholder does not give timely notice of the matter to the company by the date determined under the Company's By-Laws for the submission of business by stockholders. The Company's By-Laws state that to be timely, notice and certain related information must be received at the principal executive offices not less than 60 and no more than 90 days prior to the anniversary date of previous year's annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting is mailed or such public disclosure of the date of the annual meeting is made, whichever first occurs. It is currently expected that the 2000 annual meeting of stockholders will be held on or about June 18, 2000.

     THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANYTIME PRIOR TO THE VOTE.

                                          By Order of the Board of Directors
                                          HERMAN M. FRIETSCH
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Dated: April   , 1999

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO ED DUCAYET, JR., VICE PRESIDENT AND ASSISTANT SECRETARY, INTELECT COMMUNICATIONS, INC., 1100 EXECUTIVE DRIVE, RICHARDSON, TEXAS 75081.

                         INTELECT COMMUNICATIONS, INC.

                   AMENDED AND RESTATED STOCK INCENTIVE PLAN

1.  PURPOSE.

     The purposes of the Stock Incentive Plan (the "Plan") are to enable Intelect Communications, Inc. (the "Company") and its Subsidiaries, if any, to attract and retain directors and key employees and to provide them with additional incentive to advance the interests of the Company. For the purposes of the Plan, the term "Subsidiary" means any corporation or other entity in which the Company has, directly or indirectly, an equity interest representing 50% or more of the capital stock thereof or equity interests therein.

2.  ADMINISTRATION.

     (a) The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than two members of the Board.

     (b) The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the Plan as it shall deem to be necessary and advisable for the administration of the Plan.

     (c) Notwithstanding any provision contained in this Plan, the Board of Directors shall have the authority, in addition to the authority that the Board may delegate to the Committee, to issue stock options, and to award restricted stock, restricted stock units, performance units and bonus stock, in compliance with the terms of this Plan as the Board of Directors shall in its discretion determine to be necessary or appropriate.

3.  ELIGIBILITY.

     (a) Officers and other key employees of the Company or any Subsidiary shall be eligible to be granted incentive stock options and non-qualified stock options (collectively "stock options") and to receive restricted stock, restricted stock units, performance units or bonus stock awards as described herein.

     (b) Non-employee directors of the Company shall be eligible to be granted non-qualified stock options and to receive restricted stock, restricted stock units, performance units or bonus stock awards as described herein.

4.  SHARES AVAILABLE.

     The aggregate number of shares of the Company's Common Stock, $.01 par value ("Common Stock"), which may be issued and as to which grants or awards of stock options, restricted stock, restricted stock units, performance units or bonus stock may be made under the Plan is 6,000,000 shares (of which no more than 1,000,000 shares shall be available for the grant of restricted stock or restricted stock units), subject to adjustment and substitution as set forth in
Section 8. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If shares of Common Stock or the right to receive shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted stock or restricted stock units awarded under the Plan, the shares so forfeited or covered by such right shall not again be available for the purposes of the Plan. To the extent any award of performance units is not earned or is paid in cash rather than shares, the number of shares covered thereby shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

5.  GRANTS AND AWARDS.

     (a) With respect to officers and other key employees, the Committee shall have authority, in its discretion, to grant incentive stock options pursuant to
Section 422 of the Internal Revenue Code (the "Code") and non-qualified stock options, and to award restricted stock, restricted stock units, performance units and bonus stock, provided such grants or awards are otherwise made in compliance with the provisions of this Plan.

     Notwithstanding any other provision contained in the Plan or in any stock option agreement, the aggregate fair market value, determined on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000; provided, however, that all or any portion of a stock option which cannot be exercised because of such limitation shall be treated as a non-qualified option.

     (b) With respect to non-employee directors, the Board or the Committee shall be authorized to grant non-qualified stock options and to award restricted stock, restricted stock units, performance units, and bonus stock in such amounts and on such terms as the Board or the Committee may in its discretion determine, provided such grants or awards are otherwise made in compliance with the provisions of this Plan.

     (c) The maximum number of shares covered by all grants or awards in any fiscal year of the Company to any participant shall not exceed 350,000 (subject to adjustment and substitution as set forth in Section 8).

     (d) If a grantee of a stock option, restricted stock or performance unit engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment or directorship) which is in competition with the Company or any of its Subsidiaries, the Committee may immediately terminate all outstanding stock options held by the grantee, declare forfeited all restricted stock or restricted stock units held by the grantee as to which the restrictions have not yet lapsed and terminate all outstanding performance unit awards held by the grantee for which the applicable Performance Period has not been completed; provided, however, that this sentence shall not apply if the exercise period of a stock option following termination of employment or directorship has been extended as provided in Section 9(c), if the lapse of the restrictions applicable to restricted shares or restricted share units has been accelerated as provided in Section 9(d), or if a performance unit has been deemed to have been earned as provided in Section 9 (e). Whether a grantee has engaged in the operation or management of a business which is in competition with the Company or any of its Subsidiaries shall be determined by the Committee in its discretion, and any such determination shall be final and binding.

6.  TERMS AND CONDITIONS OF STOCK OPTIONS.

     Stock options granted under the Plan shall be subject to the following terms and conditions:

          (a) The purchase price at which each incentive stock option may be exercised (the "option price") shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock covered by the incentive stock option on the date of grant; provided, however, that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 6(a), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any company, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

          (b) The option price for each non-qualified stock option shall be determined by the Committee but may not be less than 25% (twenty-five percent) of the fair market value of the Common Stock on the date the non-qualified stock option is granted.

          (c) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased; except that any portion of the option price representing a fraction of a share shall in any event be paid in cash. Notwithstanding any procedure of a broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no Common Stock will be issued until the Company has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of Common Stock available for issuance under the Plan.

          (d) No stock option shall be exercisable during the first six months of its term, except that this limitation on exercise shall not apply if
     Section 9(b) becomes applicable or if the issuance or grant of the stock option has been approved by the Board. No stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. To the extent it is exercisable, a stock option may be exercised at any time in whole or in part.

          (e) The Committee shall have the power to set the time or times within which each option shall be exercisable, and to accelerate the time or times of exercise. Unless the stock option agreement otherwise provides, the option shall become exercisable on a cumulative basis as to 33 1/3% of the total number of shares covered thereby on each of the first, second, and third anniversary dates of the date of grant of the option.

          (f) No stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee.

          (g) Unless the Committee, in its discretion, shall otherwise determine:

             (i) If the employment or directorship of a grantee who is not disabled within the meaning of Section 422 (c) (6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to such termination) at any time prior to the expiration date of such incentive stock option or within three months after the date of such termination, whichever is the shorter period;

             (ii) If the employment or directorship of a grantee who is not a Disabled Grantee is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding non-qualified stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to such termination) at any time prior to the expiration date of such non-qualified stock option or within one year after the date of such termination, whichever is the shorter period;

             (iii) If the employment or directorship of a grantee who is a Disabled Grantee is voluntarily terminated with the consent of the Company or a Subsidiary, any then outstanding stock option held by such grantee shall be exercisable by the grantee in full (whether or not so exercisable by the grantee immediately prior to such termination) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of such termination, whichever is the shorter period;

             (iv) Following the death of a grantee during employment or while serving as a director, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

             (v) Following the death of a grantee after termination of employment or directorship during a period within which a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period; and

             (vi) Unless the exercise period of a stock option following termination of employment or directorship has been extended as provided in Section 9(c), if the employment or directorship of a grantee terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination shall automatically terminate.

          (h) In each subparagraph of Section 6(g), whether termination of employment or directorship is a voluntary termination with the consent of the Company or a Subsidiary and whether a grantee is a Disabled Grantee shall be determined in each case by the Committee in its discretion and any such determination by the Committee shall be final and binding.

          (i) All stock options shall be confirmed by an agreement, which shall be executed on behalf of the Company by an executive officer authorized by the Committee and by the grantee, and shall contain such provisions, restrictions and conditions as are not inconsistent with this Plan but need not be identical. The provisions of this Plan shall be deemed to be set forth in full or incorporated by reference in each such agreement.

          (j) The term "fair market value" for all purposes of the Plan shall mean the market price of the Common Stock, determined by the Committee as follows:

             (i) If the Common Stock is traded on a stock exchange, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date;

             (ii) If the Common Stock is traded in the Nasdaq Stock Market and is classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq National Market system for such date;

             (iii) If the Common Stock is traded in the Nasdaq Stock Market, but is not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date; and

             (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

          (k) The obligation of the Company to issue shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company,
     (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

          (l) Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 6(i), or an amendment thereto.

          (m) The Company may, at the time any distribution is made under the Plan, whether in cash or in Common Stock, or at the time any stock option is exercised, withhold from such distribution or Common Stock issuable upon the exercise of a stock option, any amount necessary to satisfy federal, state or local tax withholding requirements with respect to such distribution or exercise of such stock option. Such withholding may be satisfied, at the Company's option, either by cash or the Company's withholding of shares of Common Stock. Agreements may contain withholding provisions applicable only to participants who are subject to the Securities and Exchange Act of 1934, as amended (the "1934 Act"), Section 16 ("Section 16 Persons").

7. TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNIT, PERFORMANCE UNIT AND BONUS STOCK AWARDS.

     (a) RESTRICTED STOCK AND UNITS. Restricted stock or restricted stock unit awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of restricted Common Stock or restricted stock units entitling the holder to receive Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares or units while such shares or units are subject to other restrictions imposed under this Section 7), the duration of such restrictions, events (which may, in the discretion of the Committee, include performance-based events) the occurrence of which would cause a forfeiture of restricted Stock or restricted share units and such other terms and conditions as the Committee in its discretion deems appropriate. Restricted stock or restricted stock unit awards shall be effective only upon execution of the applicable restricted stock or restricted stock unit agreement on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the grantee.

     Restricted stock or restricted stock units may be issued for no consideration other than for services to be rendered or for such consideration as shall be determined at the time of award by the Committee.

     Except as otherwise specified by the Committee at the time of award of restricted stock or restricted stock units, restricted stock or restricted stock units issued shall vest (i.e., become non-forfeitable,) as follows: 33 1/3% on the date of the first anniversary of the date of issuance of the restricted stock or restricted stock units and an additional 33 1/3% on each anniversary date thereafter. If prior to full vesting of the restricted stock or restricted stock units the employment or directorship of the holder thereof is voluntarily terminated with the consent of the Company or Subsidiary or the holder retires under any retirement plan of the Company or a Subsidiary or dies during employment or directorship, the Committee may in its absolute discretion determine to vest all or any part of the restricted stock or restricted stock units except as otherwise provided in Section 9(e). If the employment or directorship of the holder of restricted stock or restricted stock units terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, all unvested restricted stock or restricted stock units shall be forfeited. Whether the termination of employment or directorship is a voluntary termination with the consent of the Company or a Subsidiary shall be determined by the Committee in its discretion, and a determination by the Committee on any matter with respect to restricted stock or restricted stock units shall be final and binding on both the Company and the holder of restricted stock or restricted stock units.

     Following a restricted stock award and prior to the lapse or termination of the applicable restrictions, the Committee shall deposit share certificates for such restricted stock in escrow (which may be an escrow in the custody of an officer of the Company). Upon the lapse or termination of the applicable restrictions

(and not before such time), the grantee shall be issued or transferred share certificates for such restricted stock. From the date a restricted share award is effective, the grantee shall be a stockholder with respect to all the shares represented by such certificates and shall have all the rights of a stockholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee. The grantee of restricted share units shall not have any rights as a stockholder until the delivery to the grantee of shares on lapse of the restrictions imposed.

     (b) PERFORMANCE UNITS. The Committee may award performance units which shall be earned by an awardee based on the level of performance over a specified period of time by the Company, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually, as determined by the Committee. For the purposes of the grant of performance units, the following definitions shall apply:

          (i) "Performance unit" shall mean an award, expressed in dollars or shares of Common Stock of, granted to an awardee with respect to a Performance Period. Awards expressed in dollars may be established as fixed dollar amounts, as a percentage of salary, as a percentage of a pool based on earnings of the Company, a Subsidiary or Subsidiaries or any branch, department or other portion thereof or in any other manner determined by the Committee in its discretion, provided that the amount thereof shall be capable of being determined as a fixed dollar amount as of the close of the Performance Period.

          (ii) "Performance Period" shall mean an accounting period of the Company or a Subsidiary of not less than one year, as determined by the Committee in its discretion.

          (iii) "Performance Target" shall mean that level of performance established by the Committee which must be met in order for the performance unit to be fully earned. The Performance Target may be expressed in terms of earnings per share, return on assets, asset growth, ratio of capital to assets or such other level or levels of accomplishment by the Company, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually as may be established or revised from time to time by the Committee.

          (iv) "Minimum Target" shall mean a minimal level of performance established by the Committee which must be met before any part of the performance unit is earned. The Minimum Target may be the same as or less than the Performance Target in the discretion of the Committee.

     An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

     Payment of earned performance units shall be made to awardees following the close of the Performance Period as soon as practicable after the time the amount payable is determined by the Committee. Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in Common Stock, or partly in cash and partly in Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, as of the date the amount payable is determined by the Committee.

     If prior to the close of the Performance Period the awardee of performance units is voluntarily terminated with the consent of the Company or a Subsidiary or the awardee retires under any retirement plan of the Company or a Subsidiary or the awardee dies during employment or directorship, the Committee may in its absolute discretion determine to pay all or any part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, or directorship, retirement or death, the period of time remaining until the close of the Performance Period and/or such other factors as the Committee may deem relevant. If the Committee in its discretion determines that all or any part of the performance unit shall be paid, payment shall be made to the awardee or his or her estate as promptly as practicable following such determination and may be made in cash, in Common Stock, or partly in cash and partly in Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock as of the date the amount payable is determined by the Committee.

     Except as otherwise provided in Section 9(e), if the employment or directorship of an awardee of performance units terminates prior to the close of a Performance Period for any reason other than voluntary termination with the consent of the Company or a Subsidiary or retirement under any retirement plan of the Company or a Subsidiary or death, the performance units of the awardee shall be deemed not to have been earned, and no portion of such performance units may be paid. Whether termination of employment or directorship is a voluntary termination with the consent of the Company or a Subsidiary shall be determined, in its discretion, by the Committee. Any determination by the Committee on any matter with respect to performance units shall be final and binding on both the Company and the awardee.

     Performance unit awards shall be evidenced by a written agreement in the form prescribed by the Committee which shall set forth the amount or manner of determining the amount of the performance unit, the Performance Period, the Performance Target and any Minimum Target and such other terms and conditions as the Committee in its discretion deems appropriate. Performance unit awards shall be effective only upon execution of the applicable performance unit agreement on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee.

     (c) BONUS STOCK. The Committee shall have the authority in its discretion to award shares of bonus Common Stock to eligible individuals from time to time in recognition of the contribution of the awardee to the performance of the Company, a Subsidiary or Subsidiaries, or any branch, department or other portion thereof, in recognition of the awardee's individual performance or on the basis of such other factors as the Committee may deem relevant.

8.  ADJUSTMENT AND SUBSTITUTION OF SHARES.

     If a dividend or other distribution shall be declared upon the Common Stock payable in Common Stock, the number of shares of Common Stock then subject to any outstanding stock options, restricted stock units or performance unit awards and the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding stock options or awards shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution. Common Stock so distributed with respect to any restricted stock held in escrow shall be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted stock on which they were distributed.

     If the outstanding Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another company, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option, restricted stock unit or performance unit award, and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option or award, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any shares of restricted stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the shares of restricted stock in respect of which such stock, securities, cash or other property was issued or distributed.

     In case of any adjustment or substitution as provided for in this Section 8, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     No adjustment or substitution provided for in this Section 8 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of shares of restricted stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted stock exchanged therefor.

     If any such adjustment or substitution provided for in this Section 8 requires the approval of stockholders in order to enable the Company to grant incentive stock options, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.

9.  ADDITIONAL RIGHTS IN CERTAIN EVENTS.

     (a) DEFINITIONS. For purposes of this Section 9, the following terms shall have the following meanings:

          (i) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act.

          (ii) Beneficial ownership shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

          (iii) "Voting Stock" shall mean all securities of a corporation entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of shares of Voting Stock as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote).

          (iv) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any Subsidiary), whether or not such offer is approved or opposed by the Board.

          (v) "Section 9 Event" shall mean the date upon which any of the following events occurs:

             (A) The Company acquires actual knowledge that any Person has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 20% or more of the Voting Power of the Company, other than the Company, a Subsidiary or any employee benefit plan(s) sponsored by the Company, or a Person approved by the Board that has acquired 20% or more but less than 50% of the Voting Power of the Company; or

             (B) A Tender Offer is made to acquire securities of the Company entitling the holders thereof to 20% or more of the Voting Power of the Company; or

             (C) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of any class of the Board shall be made by any person other than the Company; or

             (D) The stockholders of the Company shall approve a merger, consolidation, share ex-change, division or sale or other disposition of assets of the Company as a result of which the stockholders of the Company immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 20% of the consolidated assets of the Company immediately prior to the transaction;

     provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in Section 9(a)(v)(A), (ii) a grantee is required to be named pursuant to Item 2 of the Schedule 14D-I (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in Section 9(a)(v)(B), or (iii) if a grantee is a "participant" as defined in Rule 14a-11 under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Company) referred to in Section 9(a)(v)(C), then no Section 9 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

     (b) ACCELERATION OF THE EXERCISE DATE OF STOCK OPTIONS. Unless the agreement referred to in Section 6(i), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any
Section 9 Event occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 9(a) (v)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

     (c) EXTENSION OF THE EXPIRATION DATE OF STOCK OPTIONS. Unless the agreement referred to in Section 6(i), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all stock options held by a grantee (other than a grantee referred to in the proviso to Section 9(a)(v)) whose employment or directorship with the Company or a Subsidiary terminates within one year of any Section 9 Event for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death shall be exercisable for a period of three months from the date of such termination of employment or directorship, but in no event after the expiration date of the stock option.

     (d) LAPSE OF RESTRICTIONS ON RESTRICTED STOCK OR RESTRICTED STOCK UNIT AWARDS. If any Section 9 Event occurs prior to the scheduled lapse of all restrictions applicable to restricted stock or restricted stock unit awards under the Plan (other than those held by a person referred to in the proviso to Section 9(a) (v)), all such restrictions shall lapse upon the occurrence of any such Section 9 Event regardless of the scheduled lapse of such restrictions.

     (e) PAYMENT OF PERFORMANCE UNITS. If any Section 9 Event occurs prior to the end of any Performance Period, all performance units awarded with respect to such Performance Period (other than those held by a person referred to in the proviso to Section 9(a)(v)) shall be deemed to have been fully earned as of the date of such Section 9 Event, regardless of the attainment or non-attainment of the Performance Target or any Minimum Target, and shall be paid to the awardees thereof as promptly as practicable thereafter. If the performance unit is not expressed as a fixed amount in dollars or shares, the Committee may provide in the performance unit agreement for the amount to be paid in the case of a
Section 9 Event.

10.  EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER.

     Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option or to be awarded restricted stock, restricted stock units, performance units or bonus stock under the Plan. Nothing in the Plan, in any stock option, in any restricted stock, restricted stock unit, performance unit or bonus share award under the Plan or in any agreement providing for any of the foregoing shall confer any right to any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time.

11.  AMENDMENT.

     (a) The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without stockholder approval (i) increase by more than 10% the total number of shares which may be issued under the Plan to Section 16 Persons, (ii) materially increase the benefits accruing under the Plan to Section 16 Persons,
(iii) materially modify the requirements as to eligibility for participation in the Plan by Section 16 Persons, (iv) make any changes in the class of employees eligible to receive incentive stock options under the Plan, or (v) increase the number of shares with respect to which incentive stock options may be granted under the Plan. Approval of the Plan by the stockholders of the Company pursuant to Section 12 shall also be deemed to constitute approval of any amendments to
Section 6(f) that are designed to take advantage of changes in income tax or securities laws or regulations adopted for the purpose of reducing or eliminating restrictions on transferability of options. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option, restricted stock, restricted stock units, performance units or bonus stock theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

     (b) It is the Company's intent that the Plan comply in all respects with Rule 16b-3 of the 1934 Act, and any regulations promulgated thereunder. If any provision of the Plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of stock options under the Plan shall be executed in accordance with the requirements of
Section 16 of the 1934 Act, as amended and any regulations promulgated thereunder. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the 1934 Act or any amendments thereto or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any stock options granted thereunder or the Rule's requirements.

12.  EFFECTIVE DATE AND DURATION OF PLAN.

     The effective date and date of adoption of the Plan shall be the date of approval of the Plan by the Stockholders. No stock option may be granted, and no restricted stock, restricted stock units, bonus stock or performance units payable in Common Stock may be awarded under the Plan subsequent to December 13, 2005.

13.  INDEMNIFICATION.

     In addition to such other rights of indemnification as they may have as directors, the members of the Committee administering the Plan shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of such member's duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                          INTELECT COMMUNICATIONS, INC.
                PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING
                                 June 18, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, having received the notice of annual meeting, proxy statement, and annual report for the year ended December 31, 1998, hereby appoints Herman M. Frietsch and Edwin J. Ducayet, Jr., and each of them, with full power of substitution, are hereby authorized as attorneys and proxies of the undersigned to represent and to vote all shares of the undersigned in Intelect Communications, Inc. at the annual meeting of stockholders of Intelect Communications, Inc. to be held on June 18, 1999 and at any adjournments thereof.

     Appendix to Proxy Statement of Intelect Communications, Inc. filed with the Securities and Exchange Commission on April 28, 1999, as required by Schedule 14A, Item 10, Instruction 3:

     Intelect Communications, Inc. Stock Incentive Plan.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                         INTELECT COMMUNICATIONS, INC.

                                 JUNE 18, 1999

                [Please Detach and Mail in the Envelope Provided]

[X] Please mark your
    votes as in this
    example.

            FOR ELECTION TO           WITHHOLD                 PLEASE SIGN, DATE AND RETURN THE
            TERM EXPIRING 2001        AUTHORITY                PROXY CARD PROMPTLY USING THE
           (except as marked to      (to vote for nominee      ENCLOSED ENVELOPE
            the contrary below)       listed to right)

1. Election       [ ]                     [ ]
   of Director
                                                                                                      FOR      AGAINST    ABSTAIN
                                         NOMINEE:                 2. Amendment of the Company's       [ ]        [ ]        [ ]
                                         Anton von Liechtenstein     Stock Incentive Plan
                                                                     (the "Plan") to increase
                                                                     the number of shares reserved
                                                                     for issuance under the Plan
                                                                     from 5,000,000 to 6,000,000.

                                                                                                      FOR      AGAINST    ABSTAIN
                                                                  3. Approval of the Non-Employee     [ ]        [ ]         [ ]
                                                                     Directors' Stock Plan.

                                                                                                      FOR      AGAINST    ABSTAIN
                                                                  4. Approval of appointment of       [ ]        [ ]         [ ]
                                                                     Grant Thornton, LLP as
                                                                     independent auditors for the
                                                                     year ending December 31, 1999.

                                                                                                      FOR      AGAINST    ABSTAIN
                                                                  5. Approval of the issuance of      [ ]        [ ]         [ ]
                                                                     the Common Stock issuable
                                                                     upon conversion of the Company's
                                                                     Series E Convertible Preferred
                                                                     Stock, $0.01 par value per share
                                                                     and the shares issuable upon
                                                                     exercise of related securities.

                                            In their discretion, the proxies are
                                            authorized to vote upon matters not
                                            known to the Board of Directors as
                                            of the date of the accompanying
                                            proxy statement, matters incident to
                                            the conduct of the meeting and to
                                            vote for any nominee of the Board of
                                            whose nomination results from the
                                            inability of any of the above named
                                            nominees to serve.

                                            UNLESS OTHERWISE SPECIFIED IN THE
                                            SQUARES PROVIDED, THE PROXIES SHALL
                                            VOTE FOR PROPOSALS 1, 2, 3, 4, and 5
                                            ABOVE.


Signature ____________ Signature if held jointly _____________ Date: ____  1999


NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.